EXHIBIT 10.15

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
LOAN APPLICATION AND COMMITMENT AGREEMENT
July 20, 2009
Teachers Insurance and Annuity
     Association of America (the “Lender”)
730 Third Avenue
New York, NY 10017
Re:	TIAA Authorization #AAA-6905 Investment ID. #0006731 Property Name: Charlotte Portfolio Property Addresses: (various); Mecklenburg County, North Carolina and York County, South Carolina
Ladies and Gentlemen:
     The undersigned Healthcare Realty Trust Incorporated (the “Applicant”) applies for a loan (the “Loan”) upon the terms and subject to the provisions set forth in this Loan Application and Commitment Agreement (the “Agreement”), on behalf of HR of Carolinas, LLC, a Delaware limited liability company with an address at 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203 (the “Borrower”):
1. LOAN TERMS:
     (a) Loan Amount: $80,000,000.
     (b) Interest Rate:
     (i) 7.25% per annum (the “Fixed Interest Rate”) for the Initial Terra (defined herein); and
     (ii) 400 basis points (i.e., hundredths of 1% per annum) over the one-month LIBOR rate (the “Floating Interest Rats”), but with a floor rate of 7.25% for any Extension Term (defined herein).
     (c) Initial Term: 7 years from the first day of the first calendar month following Closing (defined herein).
     (d) Extension Terms: Borrower shall have the option to extend the Initial Term for two, one-year floating rate Extension Terms in accordance with the provisions contained in Exhibit H-1. For purposes of this Agreement, the “Term” shall mean the Initial Term as it may be extended for one or both of the Extension Terms.
     (e) Repayment Terms: Monthly installments of principal and fixed interest calculated on a 30-year amortization schedule. The Fixed Interest Rate shall be calculated on a 30-day month/360-day year, except that payments for the first and last months of the Term, if such payments pertain to partial months, shall be based upon the actual number of days in such months that the Loan is outstanding and a 365-day or 366-day year, as applicable. The entire outstanding principal balance plus all accrued interest and any other sums due under the Loan Documents (defined herein) will be due and payable upon the expiration of the Term,
     (f) Optional Prepayment: Borrower, at Borrower’s option, may elect to prepay the Loan in whole, but not in part, on the first day of any calendar month, upon not less than 60 days’ prior written notice to Lender and in accordance with the provisions of Exhibit A; provided, however, that Borrower shall not be permitted to make such a prepayment election during the first 24 months of the Initial Term.
2. CLOSING, CLOSING DATE AND LOAN DISBURSEMENT:
     Upon Acceptance (defined herein), and Borrower’s compliance on or before the date that is 60 days after Acceptance (the “Closing Date”) with all of the provisions of this Agreement, Lender will disburse the Loan Amount at or from Lender’s offices in New York, New York (the “Closing”).
3. SECURITY FOR LOAN:
     The Loan will be secured by a first lien on Borrower’s interests in the land, the improvements (the “Improvements”) and the other real property interests described in Exhibit C, by a first security interest in the personal property and other intangibles described in Exhibit C, by a collateral assignment of the leases affecting, and the rents, issues, profits and revenues arising from, such property, and by the additional collateral, security and security interests, if any, described or referred to in Exhibit C (collectively, the “Property”).
4. LIMITATION OF LIABILITY:
     The Loan will be non-recourse to Borrower except for the carve-outs from non-recourse that are specified in Exhibit G. Borrower will deliver to Lender a Guaranty of Borrower’s recourse obligations under the Loan (the “Carve-Out Guaranty”) at Closing, executed by Applicant (in such capacity, the “Guarantor”).
5. ENVIRONMENTAL INDEMNITY:
     At Closing, Borrower will deliver to Lender an Environmental Indemnity (the “Environmental Indemnity”) executed by Applicant (in such capacity, the “Indemnitor”) in a form reasonably acceptable to Lender.
6. ACCUMULATIONS:
     At Closing and monthly thereafter, Borrower shall, pursuant to an agreement reasonably acceptable to Lender, deposit reserves for taxes and assessments against the Property with Lender or Lender’s designated agent in such amounts as Lender or its designated agent reasonably estimates to be necessary to permit Lender or its designated agent to pay such taxes and assessments as and when they are due during the Term. Any funds remaining in the account upon the expiration of the Term or permitted prepayment of the Loan will be returned to Borrower.

7. DEPOSITS, FEES AND EXPENSES:
     (a) Simultaneously with Applicant’s submission of this Agreement, Applicant is delivering to Lender the following fees:
     (i) 1% of the Loan Amount (the “Application Fee”);
     (ii) $140,050 (the “Consultant Fees”) to be used only after Acceptance (unless Applicant gives Lender written authorization for use prior to Acceptance) to pay for the Appraisal, the Environmental and Compliance Reports and the Engineering Reports (all defined in Exhibit G ) together with the attendant inspections (collectively, the “Consultants’ Inspections and Reports”);
     (iii) an administrative fee of $100,000 (the “Administrative Fee”) for Lender’s time and services in preparing this Agreement and in preparing for Closing, which Administrative Fee is deemed earned and nonrefundable upon Applicant’s submission of this Agreement; and
     (iv) a retainer for Lender’s outside counsel legal fees (the “Lender Legal Fees”) incurred or payable in connection with the Loan in the amount of $25,000 (the “Legal Fee Retainer”).
     (b) The Application Fee, the Legal Fee Retainer, and the Letter of Credit (defined herein) or the Additional Cash Deposit (defined herein) are in consideration of Lender’s locking the Fixed Interest Rate and conducting due diligence and analysis of the Loan, all of which Applicant acknowledges to have significant commercial value. If Lender does not accept this Agreement, Lender will return (i) the Application Fee less any reasonable, out-of-pocket expenses (not otherwise stated herein) actually incurred by Lender to date, (ii) the Legal Fee Retainer less any reasonable Lender Legal Fees incurred or payable as of that date, and (iii) the Consultant Fees less any expenses for the Consultants’ Inspections and Reports incurred by Lender pursuant to Applicant’s specific written authorization. After Acceptance, Applicant agrees to pay upon demand, regardless of whether the Loan closes and as an obligation that survives Closing or the expiration or termination of this Agreement, any costs of the Consultants’ Inspections and Reports that exceed the Consultant Fees and any reasonable Lender Legal Fees that exceed the Legal Fee Retainer.
     (c) Within 10 days following Acceptance, Applicant will deliver to Lender either an irrevocable, unconditional letter of credit (the “Letter of Credit”) or, at Applicant’s election, a cash deposit (the “Additional Cash Deposit”) in an amount equal to 1% of the Loan Amount (the Letter of Credit or the Additional Cash Deposit and the Application Fee are referred to collectively as the “Loan Deposit”). The Letter of Credit must be in form reasonably acceptable to Lender, in the required amount in favor of “Teachers Insurance and Annuity Association of America”, irrevocable, expiring no less than 60 days after the Closing Date, issued and payable by a bank approved by Lender, and unconditionally available to Lender by Lender’s drafts, at sight. If the Letter of Credit is not issued and payable by a New York City bank, said Letter of Credit must give Lender the express right to present the original sight draft to the issuing bank by overnight delivery.

     (d) Lender is not obligated to pay any brokerage fee or commission or any other premium or charge in connection with this Agreement or with Closing that is based on any agreement or understanding of Applicant or Borrower with a broker, agent or finder. Borrower will indemnify, defend and hold harmless Lender against any claim for such fees, commissions, premiums or charges based on any such agreement or understanding with Applicant or Borrower, regardless of whether Lender accepts this Agreement or the Loan closes. This obligation on the part of Borrower survives Closing or the expiration or termination of this Agreement.
8. ACCEPTANCE PROCEDURE:
     Unless and until Acceptance occurs, this Agreement constitutes Applicant’s offer for Borrower to borrow the Loan Amount from Lender upon the terms and conditions set forth in this Agreement. In consideration of Lender’s engaging in initial due diligence and analysis with respect to the proposed Loan, Applicant agrees that such offer is irrevocable and exclusive for 15 days from the date Lender or its designated servicer or correspondent receives this Agreement executed by Applicant, together with the Consultant Fees, the Application Fee and the Legal Fee Retainer. All prior representations and understandings between Applicant and Lender with respect to Applicant’s offer to borrow are merged into this Agreement, Lender may accept or decline this offer in Lender’s sole discretion. This Agreement is not a binding commitment unless and until Lender accepts this Agreement as provided herein. Unless and until Acceptance occurs, Applicant is obligated only to maintain this Agreement as an irrevocable and exclusive offer for the time specified and to pay the fees, costs and expenses set forth in this Agreement and Lender is obligated only to return such fees as provided herein. If Lender approves Applicant’s application as described in this Agreement, Lender will execute and date this Agreement (the “Acceptance”). Upon Acceptance, this Agreement becomes a binding agreement, enforceable against Applicant and Lender, that obligates Borrower to accept and Lender to make the Loan upon and subject to the provisions contained in this Agreement, which alone sets forth the entire understanding between Applicant and Lender with respect to the Loan. As soon as practicable after Acceptance, Lender will deliver a copy of this Agreement to Applicant.
9. REPRESENTATIONS AND WARRANTIES BY BORROWER:
     Applicant agrees that the following representations and warranties will be correct at Closing, and Borrower will be deemed to repeat and reaffirm the same at Closing:
     (a) Borrower shall have the requisite power and authority under its organizational documents to execute and deliver the Loan Documents, to perform Borrower’s obligations under the Loan Documents and to consummate the transaction contemplated by this Agreement and shall have taken any necessary action to authorize the execution and delivery of the Loan Documents, the performance of Borrower’s obligations under the Loan Documents and the consummation of the transaction contemplated by this Agreement and shall be otherwise in compliance with all applicable Law (defined herein).
     (b) Borrower shall not be an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”)

that is subject to Title I of ERISA or a “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, and the related Treasury Regulations (the “Code”) that is subject to Section 4975 of the Code, and the assets of Borrower shall not constitute “plan assets” of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code.
     (c) Borrower shall not be a “governmental plan” within the meaning of Section 3(32) of ERISA and transactions by or with Borrower shall not be subject to any laws regulating investments of and fiduciary obligations with respect to governmental plans.
     (d) None of Borrower, Guarantor or Indemnitor or any of their respective Affiliates (defined herein) (i) shall be during the Term in violation of any laws relating to terrorist acts, acts of war and money laundering (the “Anti-Terrorism Laws”), or (ii) shall be a “Prohibited Person”as defined under the Anti-Terrorism Laws or will be identified as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website http://www.treas.gov/ofac/tll_sdn.pdf or at any replacement website or official publication of such list (the “OFAC List”). For purposes of this Section 9(d), the term “Affiliate” is defined as any person that controls, is under common control with, or is controlled by the specified person, and the term “control” is defined as the power to direct or cause the direction of the management and policies of the applicable entity through ownership of voting securities or beneficial interests, by contract or otherwise, and persons having control include any general partner, managing member, manager or executive officer of the applicable entity, and any direct or indirect holder of more than 10% of the equity ownership interests of the applicable entity.
     (e) The Loan proceeds will not be used for any illegal purposes and no portion of the Property has been acquired with funds derived from illegal activities. No interest in Borrower shall have been acquired with funds derived from illegal activities.
     (f) Borrower shall covenant and agree to deliver to Lender any certification or other evidence requested from time to time by Lender in its sole discretion, confirming Borrower’s compliance with Anti-Terrorism Laws. The representations and warranties pertaining to Anti-Terrorism Laws and Borrower, Guarantor, Indemnitor or any of their respective Affiliates shall be deemed repeated and reaffirmed by Borrower as of the Closing and as of each date that Borrower makes a payment to Lender under the Loan Documents or receives any payment from Lender.
10. REPRESENTATIONS AND WARRANTIES OF APPLICANT:
     Applicant hereby represents and warrants as follows:
     (a) Applicant has the requisite power and authority under its organizational documents to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transaction contemplated by this Agreement, and has taken any necessary action to authorize the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the consummation of the transaction contemplated by this Agreement and is otherwise in material compliance with applicable Law.
     (b) Applicant is not an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA or a “plan” as defined in Section 4975(e) (1) of the Code which is subject to Section 4975 of the Code, and the assets of Applicant do not constitute “plan assets” of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code.
     (c) Applicant is not a “governmental plan” within the meaning of Section 3(32) of ERISA and transactions by or with Applicant are not subject to any laws regulating investments of and fiduciary obligations with respect to governmental plans.
     (d) Applicant is not in violation of any Anti-Terrorism Laws, is not a Prohibited Person as defined under the Anti-Terrorism Laws and is not identified as a “specially designated national and blocked person” on the OFAC List.
     (e) The Loan proceeds will not be used for any illegal purposes and no portion of the Property has been acquired with funds derived from illegal activities. To Applicant’s knowledge, no interest in Applicant has been acquired with funds derived from illegal activities.
     (f) Applicant covenants and agrees to deliver to Lender any certification or other evidence requested from time to time by Lender in its sole discretion to confirm Applicant’s compliance with Anti-Terrorism Laws.
11.NOTICES, CONSENTS AND APPROVALS:
     Any notice, demand, consent or approval provided for in this Agreement will be in writing and delivered in accordance with Exhibit F.
12.ADDITIONAL PROVISIONS:
     Additional Loan terms and Closing conditions, if any, applicable to the Loan are set forth in Exhibits G and H.
13. LENDER’S APPROVAL:
     After Acceptance, Lender’s approval of, consent to or satisfaction with any matter referred to in this Agreement will not be unreasonably withheld unless expressly provided otherwise.
14.ASSIGNMENT:
     Applicant will not assign this Agreement without Lender’s prior consent, which may be withheld in Lender’s sole discretion.

15. APPLICABLE LAW; JURISDICTION:
     This Agreement is delivered in the State of New York and is intended to be performed in New York and construed in accordance with the laws of New York, except to the extent otherwise set forth in the Loan Documents. All legal proceedings arising out of this Agreement will be litigated in the state or federal courts located in New York, New York and Applicant consents and submits to the jurisdiction of such courts, agrees to institute any litigation arising out of this Agreement in such courts, consents to service of process by mail and waives any right it may have to transfer or change the venue of any litigation brought against Applicant by Lender arising out of this Agreement.
16. AMENDMENTS:
     Before Acceptance, Applicant cannot amend this Agreement except in writing and with Lender’s prior consent, which may be withheld in Lender’s sole discretion. After Acceptance, except as expressly provided herein, this Agreement can only be amended by an Agreement signed by Applicant and Lender. After Acceptance, Lender reserves the right:
     (i) to waive, in whole or in part, any of the provisions benefiting Lender or to extend unilaterally any date or time period prescribed for the performance by Applicant hereunder to enable Applicant to so perform; and
     (ii) to extend unilaterally the Closing Date as Lender, acting in good faith and in a commercially reasonable manner, deems necessary; provided, however, that such extensions of the Closing Date shall not exceed 60 days in the aggregate.
17. RETURN OF LOAN DEPOSIT AND EXCESS CONSULTANT FEES AND EXCESS LEGAL FEE RETAINER UPON CLOSING:
     If the Closing occurs, then Lender shall return to Applicant at Closing the Loan Deposit, any unused Consultant Fees and any unused portion of the Legal Fee Retainer as follows:
     (a) If there are no post-closing requirements to be completed, Lender will refund the Loan Deposit to Applicant, less any sums due to or on behalf of Lender (the “Net Cash Deposit”) at Closing upon Lender’s receipt of Applicant’s original, executed wiring instructions. Lender will also (i) deduct any Lender Legal Fees from the Legal Fee Retainer and then refund any excess portion of Legal Fee Retainer to Applicant at Closing, and (ii) deduct the costs of any of the Consultants’ Inspections and Reports from the Consultant Fees and then refund any excess portion of the Consultant Fees to Applicant at Closing.
     (b) If there are any post-closing requirements to be completed, Lender will retain the portion of the Net Cash Deposit reasonably determined by Lender to be necessary as a reserve for costs (including any additional Lender Legal Fees) that Lender may incur in connection with Borrower’s satisfaction of such post-closing requirements. Upon Borrower’s satisfactory completion of such post-closing requirements, Lender shall promptly refund to

Borrower, upon receipt of Borrower’s wiring instructions, such retained portion of the Net Cash Deposit, less any sums due to or on behalf of Lender.
18. TERMINATION:
     (a) Subject to Section 18(b), if Applicant fails to deliver the Letter of Credit or Additional Cash Deposit, as applicable, within 10 days after Acceptance or if Closing does not occur on or before the Closing Date due to Applicant’s failure to comply with the terms of this Agreement, then Lender will have the right to retain, as Lender’s sole and exclusive remedy, the Loan Deposit, which Applicant agrees will be fully earned by Lender as liquidated damages (the “Liquidated Damages”) to compensate Lender in some measure for time spent, services performed, expenses incurred and losses that Lender may incur. Applicant acknowledges that it would be extremely difficult and impractical to ascertain the extent of Lender’s damages caused by failure of the Loan to close, and that the Liquidated Damages represent a reasonable estimate of Lender’s damages and are not a penalty. If any remedy described in this Agreement is denied, Lender may pursue any alternate remedy at law or in equity.
     (b) Notwithstanding the foregoing, if (i) Lender does not approve the Appraisal, (ii) Lender cannot comply with any Law, (iii) provided Applicant has complied with all other terms and conditions of this Agreement, Lender’s approval of the Engineering Report or the Environmental and Compliance Report is conditioned upon remediation of specified conditions, the cost of which exceeds the greater of 2% of the Loan Amount or $1,000,000 in the aggregate (as reasonably determined by Lender), and Applicant has determined not to proceed with the necessary remediation, or (iv) the Closing does not occur on or before the Closing Date for any other reason (including a termination of this Agreement pursuant to Section 20(f) hereof), other than Lender’s willful default or Applicant’s failure to comply with the terms of this Agreement as set forth in Section 18(a), then, in any such event, Lender shall give Applicant notice of same and, upon Applicant’s receipt of such notice, this Agreement shall terminate. Lender’s sole obligation under such circumstances will be to return the Loan Deposit to Applicant, together with (A) the excess of the Consultant Fees over the aggregate actual costs of the Consultants’ Inspections and Reports, and (B) the excess of the Legal Fee Retainer over the reasonable Lender Legal Fees incurred or payable to date, but less any sums due to or on behalf of Lender under this Agreement, including, if such termination is pursuant to clause (iii) above, a breakage fee in the amount of 1% of the Loan Amount.
19. NOMINEE:
     After Acceptance and upon notice to Applicant, Lender may designate a nominee to perform Lender’s obligations under this Agreement and Applicant will cause every item or document which is required under this Agreement to be delivered or assigned to Lender, to name and be delivered or assigned to Lender’s nominee, provided that such designation must occur not later than 10 days prior to Closing and no such designation by Lender shall release or relieve Lender from the performance of the duties and obligations of Lender hereunder.
20. MISCELLANEOUS:

     (a) Compliance with the provisions set forth in this Agreement by Applicant and Borrower is a prerequisite to Lender’s making the Loan.
     (b) Applicant and Borrower shall retain all risk of loss with respect to the Property.
     (c) After Acceptance, Lender reserves the right to inspect the Property periodically upon reasonable advance notice to Applicant.
     (d) Any agreement by or duty imposed on Applicant or Borrower in this Agreement to perform any obligation or to refrain from any act or omission constitutes a covenant on its part and includes a covenant by Applicant or Borrower, as the case may be, to cause its partners, members, principals, agents, representatives and employees to perform the obligation or to refrain from the act or omission in accordance with this Agreement. Any statement or disclosure contained in this Agreement about facts or circumstances relating to the Property, Borrower or the Loan constitutes a representation and warranty by Applicant made as of the date of Applicant’s execution of this Agreement.
     (e) Any document, instrument or other writing to be delivered to or to be satisfactory to Lender must be reasonably satisfactory to Lender in both form and content.
     (f) Lender shall not be obligated to close the Loan in the event that there is a “Material Adverse Change”, which shall mean a change that has a material adverse effect upon the use, value or condition of the Property or upon the business, properties, assets, condition (financial or otherwise) or results of operations of Borrower or Applicant. The parties hereto acknowledge that the financial, real estate, banking and/or capital markets are presently subject to a material disruption and that any further deterioration in (or adverse change affecting) any or all of such markets as determined by Lender in its discretion would be deemed to be a Material Adverse Change for all purposes hereunder.
     (g) That certain Confidentiality Letter dated May 7, 2009, between Applicant and TIAA-CREF Global Investments, LLC remains in effect and shall not be modified or affected by the terms of this Agreement. If the Loan does not close, the Confidentiality Letter shall thereafter remain in effect in accordance with its terms. If the Loan closes, the Loan Documents will contain all confidentiality obligations among Lender, Borrower, Guarantor and Indemnitor, and the terms and provisions of the Confidentiality Letter will be merged therein.
21. DEFINITIONS AND RULES OF CONSTRUCTION:
     (a) References in this Agreement to lettered exhibits are references to the Exhibits attached to this Agreement, all of which are incorporated in and constitute a part of this Agreement. References in this Agreement and the Exhibits hereto to numbered sections are references to the sections of this Agreement.

     (b) The singular of any word includes the plural and the plural includes the singular. The use of any gender includes all genders.
     (c) No inference in favor of or against any entity with respect to any provision in this Agreement may be drawn from the fact that the entity drafted this Agreement.
     (d) “Certificate” means the sworn, notarized statement of the entity giving the certificate, made by a duly authorized person satisfactory to Lender affirming the truth and accuracy of every statement in the certificate. Any document that is “certified”means the document has been appended to a Certificate of the entity certifying the document which affirms the truth and accuracy of everything in the document being certified.
     (e) The phrase “free from bankruptcy” means free from bankruptcy or reorganization proceedings and from a general assignment for the benefit of creditors.
     (f) The terms “include,” “including” and similar terms are construed as if followed by the phrase “without limitation”.
     (g) The term “Law” means all present and future codes, constitutions, cases, opinions, rules, regulations, laws, orders, ordinances, requirements and statutes, as amended, of any government that affect or that may be interpreted to affect the Property, Borrower or the Loan.
     (h) The term “person” includes a natural person, firm, partnership, limited liability company, corporation and any other public or private legal entity.
     (i) The term “provisions” includes terms, covenants, conditions, agreements and requirements.
22. EXHIBITS:
     Attached to this Agreement are the Exhibits listed below.
Exhibit A — Prepayment Premium; Evasion of Prepayment Premium
Exhibit B — Permitted Future Leasing
Exhibit C — Description of Property
Exhibit D — Schedule of Leases and Leasing Requirements
Exhibit D-1 — Shell Tenants
Exhibit E — Special Purpose Entity Requirements Borrower’s Composition
Exhibit E-1 — Ownership Chart

Exhibit F — Notice
Exhibit G — Closing Conditions

Exhibits H-1 — H-10 — Additional Provisions

23. COUNTERPARTS:
     This Agreement may be executed in any number of counterparts and all of the counterparts together will constitute a single original document.
24. APPLICANT’S AGREEMENT:
     This Agreement is executed by Applicant on the date first set forth above. Applicant agrees to be bound by all of the provisions hereof, and each person executing this Agreement on behalf of Applicant represents that (s) he has full authority to bind Applicant.

HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation 3310 West End Avenue, Suite 700 Nashville, Tennessee 37203
By:	/s/ Stephen E. Cox, Jr.
	Name:	Stephen E. Cox, Jr.
	Title:	Vice President Applicant’s Taxpayer I.D. No: 62-1507028

25. CONFIRMATION OF FIXED INTEREST RATE:
     The Fixed Interest Rate for the Loan is 7.25% per annum.
[LENDER’S SIGNATURE TO APPEAR ON THE FOLLOWING PAGE]

26. LENDER’S ACCEPTANCE:
     This Agreement is accepted by Lender on this day 28th of July, 2009, and is now a binding contract between Applicant and Lender.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
By:	/s/ William A. Lane
	Name:	William A. Lane
	Title:	Director

EX. A
PREPAY
EXHIBIT A
PREPAYMENT PREMIUM; EVASION OF PREPAYMENT PREMIUM
Prepayment Premium:
     Any prepayment made pursuant to Section 1(f) will include a simultaneous payment of a prepayment premium equal to the amount which is the greater of (a) an amount equal to 1% (the “Prepayment Percentage”) times the amount of the principal of the Loan outstanding on the date of prepayment (the “Prepayment Date Principal”), or (b) the amount by which the sum of the Discounted Values (defined herein) of the Note Payments (defined herein), derived by using the Discount Rate (defined herein), exceeds the Prepayment Date Principal. In order to calculate the sum of the Discounted Values in the foregoing, each remaining Note Payment will be discounted and the resulting Discounted Values will be added together. The Loan may be prepaid without premium during the last 120 days of the Term.
Evasion of Prepayment Premium:
     If, at any time during the Term, the Loan is accelerated after an event of default or there is any prepayment not permitted by the Loan Documents, then any tender of payment of the amount necessary to satisfy the entire Loan, any judgment of foreclosure, any sum due at foreclosure and any tender of payment during any redemption period will include, to the extent permitted by Law, an amount (the “Evasion of Prepayment Premium”) which is the greater of (a) an amount equal to the Prepayment Percentage plus 300 basis points times the Prepayment Date Principal, or (b) the amount by which the sum of the Discounted Values of the Note Payments, derived by using the Default Discount Rate (defined herein), exceeds the Prepayment Date Principal. In order to calculate the sum of the Discounted Values in the foregoing, each remaining Note Payment will be discounted and the resulting Discounted Values will be added together.
Defined Terms:
     (a) “Discount Rate” means the annual yield on a U.S. Treasury issue selected by Lender (or such other commonly used benchmark as Lender selects in its reasonable discretion, if Lender determines that U.S. Treasury issues are not commonly used as benchmarks on the date of calculation), as reported by Bloomberg.com (or in any similar national financial newspaper, periodical or website designated by Lender if Bloomberg.com is not available), two weeks prior to prepayment, having a maturity date corresponding (or most closely corresponding, if not identical) to the last day of the then-existing Term, and, if applicable, a coupon rate corresponding (or most closely corresponding, if not identical) to the Fixed Interest Rate.
     (b) “Default Discount Rate” means the Discount Rate less 300 basis points.

A-1

     (c) “Discounted Value” means the Discounted Value of a Note Payment based on the following formula:

NP
(1 + R/12)D	=	Discounted Value
NP	=	Amount of Note Payment.

R	=	Discount Rate or Default Discount Rate as the case may be.

n	=	The number of months between the date of prepayment and the scheduled date of the Note Payment in question rounded to the nearest integer.
     (d) “Note Payments” means (i) each of the scheduled payments of monthly debt service on the Loan for the period from the first day of the month subsequent to the date of prepayment through the end of the then-existing Term and (ii) the scheduled repayment of principal, if any, at the end of the Term.

A-2

EX. B
LEASING
EXHIBIT B
PERMITTED FUTURE LEASING
     The Loan Documents will permit Borrower to enter into leases without Lender’s prior consent, provided that there is no event of default under the Loan Documents then continuing, the terms of the lease are consistent with generally prevailing market terms in the geographic region in which the Property is located, and the lease either is written on a Lender-approved form of lease or is submitted with Lender’s standard form of subordination, non-disturbance and attornment agreement executed by the tenant thereunder.
     If the Debt Service Coverage (defined herein) for the Loan declines below 1.30x, Lender reserves the right to revoke, upon 60 days’ notice, Borrower’s privilege to enter into new leases without Lender’s consent.
     The Loan Documents will require Borrower to obtain. Lender’s prior consent to (a) any new lease of 20,000 square feet or more of interior space within the Improvements, and/or (b) any new lease representing 10% or more of the gross revenues or of the net rentable area of the Property.
     Lender agrees to use best efforts to respond to requests for new lease approvals within 10 business days of notice thereof. No additional fee shall be due to Lender in connection with any request for Lender’s consent to a lease, provided that Borrower shall agree to reimburse Lender for reasonable legal fees incurred by Lender in responding to such request in an amount not to exceed $1,000 per request.
     Borrower will deliver to Lender an original or certified copy of each new lease, together with a reasonably detailed lease abstract, within 30 days after execution of the lease.
     The term “Debt Service Coverage” shall mean the Net Operating Income (defined herein) of the Property for the 12 months ending as of the end of the mostly recently ended fiscal quarter of Borrower divided by the amount of scheduled monthly debt service payments over such period. The term “Net Operating Income” shall mean the gross revenues derived from the Property after payment of annual insurance premiums, taxes and assessments and operating expenses of the Property (including ground rent if any). “Operating expenses of the Property” shall not include interest expense, income taxes, depreciation, amortization, capital costs (including tenant improvements), extraordinary expenses, and out-of-period revenue or expense adjustments.

B-1

EX. C
PROPERTY
EXHIBIT C
DESCRIPTION OF PROPERTY
Location: See attached Property Summary.
Land: See attached Property Summary.
Improvements: See attached Property Summary.
Title: Leasehold as to Land and Improvements by virtue of one or more ground leases (and/or ground subleases, as applicable). Additional provisions relating to the leasehold estate(s) are set forth in Exhibit H.
Personal Property: Borrower’s interest in any personal property located on the land or in the Improvements and essential to the operation and enjoyment of the Property including furniture, furnishings, equipment, appliances, accounts receivable, general intangibles, licenses, permits and the like.
Additional Collateral: Borrower’s interest in any operating agreements, reciprocal easement agreements, management agreements and other material agreements affecting the Property. In addition, Borrower’s interest in all reserve accounts required by this Agreement and any additional security, collateral or credit enhancements described in Exhibit H, if any.

C-1

CHARLOTTE PORTFOLIO PROPERTY SUMMARY

						Number			Ground	GL
				Year Built/		of	Square	Current	Lease	Renewal
Property	Address	City	State	Renovated	Ownership	Tenants	Footage	Occupancy	Expiration	Options
CMC Morrocroft I	4501 Cameron Valley Parkway	Charlotte	NC	1995/2008	Ground Lease	4	33,675	*	12/31/2084	2 terms of 10 years
CMC Morrocroft II	4525 Cameron Valley Parkway	Charlotte	NC	2007	Ground Lease	13	132,155	*	12/31/2084	2 terms of 10 years
CMC Pineville Medical Plaza	10650 Park Road	Pineville	NC	2008	Ground Lease	14	105,291	*	12/31/2084	2 terms of 10 years
CMC Building 400	10620 Park Road	Pineville	NC	1987/2007	Ground Lease	12	32,857	*	12/31/2084	2 terms of 10 years
CMC 10502 Park Road	10502 Park Road	Pineville	NC	1996	Ground Lease	5	15,102	*	12/31/2084	2 terms of 10 years
CMC 10508 Park Road	10508 Park Road	Pineville	NC	1994	Ground Lease	5	13,543	*	12/31/2084	2 terms of 10 years
CMC 10516 Park Road	10516 Park Road	Pineville	NC	1994	Ground Lease	1	7,200	*	12/31/2084	2 terms of 10 years
CMC 10520 Park Road	10520 Park Road	Pineville	NC	1993/2007	Ground Lease	3	13,400	*	12/31/2084	2 terms of 10 years
CMC University Medical Park	101 East W.T. Harris Boulevard	Charlotte	NC	1984/1992- 1994	Ground Lease	18	166,298	*	12/31/2084	2 terms of 10 years
CMC Myers Park	1350 South Kings Drive	Charlotte	NC	1961/1984	Ground Lease	1	107,882	*	12/31/2084	2 terms of 10 years
CMC 1010 Edgehill Road	1010 Edgehill Road North	Charlotte	NC	1983/2006	Ground Lease	1	16,818	*	12/31/2084	2 terms of 10 years
CMC 1023 Edgehill Road	1023 Edgehill Road South	Charlotte	NC	1976/2006	Ground Lease	4	16,869	*	12/31/2084	2 terms of 10 years
CMC 1628 East Morehead Street	1628 East Morehead Street	Charlotte	NC	1973/2006	Ground Lease	1	5,775	*	12/31/2084	2 terms of 10 years
CMC Fort Mill Medical Plaza	704 Gold Hill Road	Fort Mill	SC	2008	Ground Lease	8	39,801	*	12/31/2084	2 terms of 10 years
CMC Mint Hill Medical Plaza	10545 Blair Road	Mint Hill	NC	2007	Ground Lease	9	57,580	*	12/31/2084	2 terms of 10 years
Total 15							764,246	91.5%

C-2

EX. D
LEASES
EXHIBIT D
SCHEDULE OF LEASES AND LEASING REQUIREMENTS
     In addition to the other provisions in this Agreement, it is a condition to Closing that the leasing described below is in effect at Closing, with tenants satisfactory to Lender in physical occupancy (except for those “shell” tenants listed in Exhibit D-1) that are paying rent and free from bankruptcy. Such leasing represents the minimum leasing required for Borrower to qualify for the Loan.
     In addition to the other provisions in this Agreement, the conditions to Closing include the following: (i) not less than 91.5% of the leasing on the attached rent roll shall be in effect at Closing with tenants in physical occupancy (except for those “shell” tenants listed in Exhibit D-1), paying rent and free from bankruptcy, and (ii) the Property shall have a minimum projected annual Net Operating Income of $10,400,000 and Debt Service Coverage as of the Closing of at least 1.58x.
     Applicant represents and warrants that, on the date on which Applicant has executed this Agreement, all existing leases of space within the Improvements are listed on the rent roll attached to this Agreement, which rent roll includes the square footage, commencement date, expiration date, current rent and future rent (if such future rent is subject to a set increase) for each tenant and a summary of each tenant’s operating expense reimbursement. Notwithstanding the foregoing, Applicant agrees that it shall, within 15 business days after Acceptance, provide to Lender a summary of any tenant purchase options, early lease termination options and lease renewal options.

RENT ROLL

Entity id	Building	Total	Leased	Occupancy
CHS101	Morrocroft I	33,675	*	*
CHS102	Morrocroft II	132,155	*	*
CHS103	Pineville	105,291	*	*
CHS104	Building 400	32,857	*	*
CHS105	10502 Park	15,102	*	*
CHS106	10508 Park	13,543	*	*
CHS107	10516 Park	7,200	*	*
CHS108	10520 Park	13,400	*	*
CHS109	University	166,298	*	*
CHS110	Myers Park	107,882	*	*
CHS111	1010 Edgehill	16,818	*	*
CHS112	1023 Edgehill 1628	16,869	*	*
CHS113	Morehead	5,775	*	*
CHS114 .	Fort Mill	39,801	*	*
CHS115	Mint Hill	57,580	*	*
Total		764,246	699,520	91.5%

Morrocroft 1
Tenant Rent Roll

									Base Year/		Update on
			Lease			Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Annual Base	Other	Expense	Rent	Stop		Leases Expiring
Suite	Tenant	Date	Date	Sq. Ft.	Rent PSF	Income	Reimbursement	Escalations	$ Amount	Gross Up	before 10/31/09
100	CHS — Charlotte Pediatric Clinic	1/01/09	12/31/18	13,601	*		*	*
125	*	*	*	*	*		*	*
200	CHS Leased/Unoccupied	1/01/09	12/31/18	8,287	*		*	*
300	CHS Leased/Unoccupied	1/01/09	12/31/18	11,594	*		*	*
	Total Sq Ft (1)			33,675
	Occupied Sq Ft (1)			*
	Occupancy %(1)			*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

Morrocroft II
Tenant Rent Roll

									Base Year/		Update on
			Lease			Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Annual Base	Other	Expense	Rent	Stop		Leases Expiring
Suite	Tenant	Date	Date	Sq. Ft.	Rent PSF	Income	Reimbursement	Escalations	$ Amount	Gross Up	before 10/31/09
1000	*	*	*	*	*		*	*
1200	CHS Morrocroft Pharmacy	01/01/09	12/31/23	2,375	*		*	*
1300	CHS Leased/Unoccupied	01/01/09	12/31/23	4,471	*		*	*
1400	CHS-Conf Room	01/01/09	12/31/23	1,052	*		*	*
1500	CHS — Urgent Care	01/01/09	12/31/23	4,713	*		*	*
1600	CHS — CPN-multi-tenant	01/01/09	12/31/23	1,226	*		*	*
1700	CHS — Lab Network	01/01/09	12/31/23	1,101	*		*	*
2000	CHS — CMC-MMG Morrocroft	01/01/09	12/31/23	82,988	*		*	*
2200	CHS Leased/Unoccupied	01/01/09	12/31/23	5,712	*		*	*
2500	CHS — CPN-Charlotte OB/GYN	01/01/09	12/31/23	10,636	*		*	*
3200	CHS Leased/Unoccupied	01/01/09	12/31/23	4,895	*		*	*
999 (2)	Leased/Unoccupied	—	—	(103)	—		—	—
	Total Sq Ft (1)			132,155
	Occupied Sq Ft (1)			*
	Occupancy % (1)			*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

Pineville Medical Plaza
Tenant Rent Roll

									Base Year/		Update on
			Lease			Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Annual Base	Other	Expense	Rent	Stop		Leases Expiring
Suite	Tenant	Date	Date	Sq. Ft.	Rent PSF	Income	Reimbursement	Escalations	$ Amount	Gross Up	before 10/31/09
120	*	*	*	*	*		*	*
140	CHS — Pharmacy	1/01/09	12/31/23	973	*		*	*
160	CHS — Blumenthal Cancer Center	1/01/09	12/31/23	10,144	*		*	*
200	Vacant	—	—	3,978	*		*	*
220	CHS — Sanger Clinic	1/01/09	12/31/23	15,708	*		*	*
240	CHS — Lab/Draw Station	1/01/09	12/31/23	988	*		*	*
250	Vacant	—	—	2,935	*		*	*
280	CHS — Burn-Off	1/01/09	12/31/18	5,956	*		*	*
300	Vacant	—	—	5,603	*		*	*
310	*	*	*	*	*		*	*
320	Vacant	—	—	1,137	*		*	*
325	Vacant	—	—	1,540	*		*	*
340	CHS — Burn-Off	1/01/09	12/31/18	4,433	*		*	*
360	CHS — Burn-Off	1/01/09	12/31/18	3,410	*		*	*
370	CHS — Burn-Off	1/01/09	12/31/18	2,841	*		*	*
380	CHS — Burn-Off	1/01/09	12/31/18	2,841	*		*	*
400	CHS — Burn-Off	1/01/09	12/31/18	2,273	*		*	*
420	CHS — MMG	1/01/09	12/31/23	20,823	*		*	*
460	CHS —Administration	1/01/09	12/31/23	2,101	*		*	*

									Base Year/		Update on
			Lease			Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Annual Base	Other	Expense	Rent	Stop		Leases Expiring
Suite	Tenant	Date	Date	Sq. Ft.	Rent PSF	Income	Reimbursement	Escalations	$ Amount	Gross Up	before 10/31/09
480	Vacant	—	—	2,144	—		—	—
999 (2)	Leased/Unoccupied	—	—	(3,877)	—		—	—
	Total Sq Ft (1)			105,291
	Occupied Sq Ft (1)			*
	Occupancy % (1)			*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

Building 400
Tenant Rent Roll

									Base Year/		Update on
			Lease		Annual	Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Base Rent	Other	Expense	Rent	Stop	Gross	Leases Expiring
Suite	Tenant	Date	Date	Sq. Ft.	PSF	Income	Reimbursement	Escalations	Amount	Up	before 10/31/09
102/8/210	*	*	*	*	*		*	*
112	CHS — CMC Pineville Admin	1/01/09	12/31/15	7,300	*		*	*
126	CHS — Maternity Educ.	1/01/09	12/31/15	1,212	*		*	*
128	*	*	*	*	*		*	*
202	CHS — Lactation Support	1/01/09	12/31/15	1,200	*		*	*
206	CHS — CMC Pineville Admin	1/01/09	12/31/15	1,794	*		*	*
208	Charlotte Radiology	1/01/08	12/31/09	3f509	*		*	*
218	CHS — CMC Pineville	1/01/09	12/31/15	2,426	*		*	*
222	CHS — Carolines Rehab	1/01/09	12/31/15	3,105	*		*	*
228	CHS — CMC Pineville Admin	1/01/09	12/31/09	1,717	*		*	*
230	*	*	*	*	*		*	*
234	CHS — CMC Pineville Admin	1/01/09	12/31/15	1,858	*		*	*
	Total Sq Ft (1)			32,857
	Occupied Sq Ft (1)			*
	Occupancy %(1)			*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

10502 Park Road
Tenant Rent Roll

									Base Year/		Update on
			Lease		Annual	Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Base Rent	Other	Expense	Rent	Stop	Gross	Leases Expiring
Suite	Tenant	Date	Date	Sq. Ft.	PSF	Income	Reimbursement	Escalations	$ Amount	Up	before 10/31/09
100	Vacant	—	—	3,800	—		*	*
110	*	*	*	*	*		*	*
120	*	*	*	*	*		*	*
150	CHS — Southeastern Pain	01/01/09	12/31/15	4,418	*		*	*
170	*	01/01/09	01/31/10	1,659	*		*	*
	Total Sq Ft (1)			15,102
	Occupied Sq Ft (1)			*
	Occupancy % (1)			*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

10508 Park Road
Tenant Rent Roll

									Base Year/		Update on
			Lease		Annual	Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Base Rent	Other	Expense	Rent	Stop	Gross	Leases Expiring
Suite	Tenant	Date	Date	Sq. Ft.	PSF	Income	Reimbursement	Escalations	$ Amount	Up	before 10/31/09
100	*	*	*	*	*		*	*
I20A	Vacant	—	—	779	—		*	*
I20B	Vacant	—	—	843	—		*	*
130	*	*	*	*	*		*	*
140	HRS Management Office	1/03/09	12/31/23	2,294			*	*
	Total Sq Ft (1)			13,543
	Occupied Sq Ft (1)			*
	Occupancy %(1)			*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

10516 Park Road
Tenant Rent Roll

									Base Year/		Update on
			Lease		Annual	Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Base Rent	Other	Expense	Rent	Stop	Gross	Leases Expiring
Suite	Tenant	Date	Date	Sq. Ft.	PSF	Income	Reimbursement	Escalations	$ Amount	Up	before 10/31/09
100	*	*	*	*	*		*
	Total Sq Ft (1)			7,200
	Occupied Sq Ft (1)			*
	Occupancy %(1)			*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

10520 Park Road
Tenant Rent Roll

									Base Year/		Update on
			Lease		Annual	Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Base Rent	Other	Expense	Rent	Stop	Gross	Leases Expiration
Suite	Tenant	Date	Date	Sq. Ft.	PSF	Income	Reimbursement	Escalations	$ Amount	Up	Before 10/31/09
100	*	*	*	*	*	*	*
102	*	*	*	*	*	*	*
105	*	*	*	*	*	*					*
	Total Sq Ft (1)				13,400
	Occupied Sq Ft (1)				*
	Occupancy %(1)				*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

University Medical Park
Tenant Rent Roll

			Lease		Annual	Annual			Base Year/		Update on Expired Leases/
		Lease Start	Expiration		Base Rent	Other	Expense	Rent	Expense Stop	Gross	Leases Expiring
Suite	Tenant	Date	Date	Leased Sq. Ft.	PSF	Income	Reimbursement	Escalations	$ Amount	Up	before 10/31/09
1110	*	*	*	*	*		*	*
1121/1115	CHS — University Peds	01/01/09	12/31/11	11,430	*		*	*
1210	Vacant	—	—	1,014	*		*	*
1211	CHS — Telemedicine	01/01/09	12/31/18	585	*		*	*
1212	*	*	*	*	*		*	*
1213	CHS — Sanger Clinic	01/01/09	12/31/18	4,731	*		*	*
1216	CHS — Carolinas Hema/Onco	01/01/09	12/31/18	6,090	*		*	*
2122	CHS — Diagnostic Ctr	01/01/09	12/31/18	693	*		*	*
2122A/B	*	*	*	*	*		*	*
2221	*	*	*	*	*		*	*
2223	*	*	*	*	*		*	*
2224	Vacant	—	—	541	*		*	*
2320	CHS — Grtr Car. Women’s Ctr	01/01/09	12/31/18	7,296	*		*	*
3110	CHS-Neurology	01/01/09	12/31/15	1,274	*		*	*
3111	*	*	*	*	*		*	*
3111A	Vacant	—	—	748	*		*	*
3215	*	*	*	*	*		*	*
3301	CHS — Harrisburg Family Practice	01/01/09	12/31/11	6,998	*		*	*
4001	Vacant	—	—	3,385	*		*	*
4002	Vacant	—	—	1,056	*		*	*

			Lease		Annual	Annual			Base Year/		Update on Expired Leases/
		Lease Start	Expiration		Base Rent	Other	Expense	Rent	Expense Stop	Gross	Leases Expiring
Suite	Tenant	Date	Date	Leased Sq. Ft.	PSF	Income	Reimbursement	Escalations	$ Amount	Up	before 10/31/09
4003	Vacant	—	—	2,747	*		*	*
4101	CHS — N. Mecklenburg HR	01/01/09	12/31/18	3,436	*		*	*
4102	CHS — Carolinas Lab Network	01/01/09	03/31/18	1,136	*		*	*
4104	*	*	*	*	*		*	*
4106	Vacant	—	—	1,502	*		*	*
5001	*	*	*	*	*		*	*
5002	CHS — N. Charlotte Med. Special	01/01/09	12/31/11	4,920	*		*	*
5003	CHS — N. Charlotte Med. Special	01/01/09	12/31/11	1,916	*		*	*
5004	CHS — N. Charlotte Med. Special	01/01/09	12/31/11	1,959	*		*	*
5100	Vacant	—	—	2,679	*		*	*
5101	Vacant	—	—	4,377	*		*	*
5102	Vacant	—	—	2,374	*		*	*
5103	Vacant	—	—	8,855	*		*	*
5104	Vacant	—	—	1,086	*		*	*
5201	*	*	*	*	*		*	*
5202	Vacant	—	—	3,405	*		*	*
5203	Vacant	—	—	5,607	*		*	*
5301	CHS — Eastover OB/GYN	01/01/09	12/31/18	13,334	*		*	*
5303s	Vacant	—	—	570	*		*	*
5304	CHS — Outpatient Therapy	01/01/09	12/31/18	6,009	*		*	*
Bsmnt 1	CHS — UH X-ray Storage	01/01/09	12/31/15	1,053	*		*	*
Bsmnt 2	Vacant	—	—	879	*		*	*
Bsmnt 3	Vacant	—	—	157	*		*	*
CAGE1	Vacant	—	—	186	*		*	*
CAGE 2 & 4	Vacant	—	—	366	*		*	*

			Lease		Annual	Annual			Base Year/		Update on Expired Leases/
		Lease Start	Expiration		Base Rent	Other	Expense	Rent	Expense Stop	Gross	Leases Expiring
Suite	Tenant	Date	Date	Leased Sq. Ft.	PSF	Income	Reimbursement	Escalations	$ Amount	Up	before 10/31/09
CAGE03	CHS — EastoverOB/GYN	01/01/09	12/31/09	186	*		*	*
CAGE05	CHS — Volunteer Svcs	01/01/09	12/31/09	189	*		*	*
CAGE06	Vacant	—	—	194	*		*	*
CAGE07	CHS — Disgnostic Ctr.	01/01/09	12/31/09	192	*		*	*
CAGE08	*	*	*	*	*		*	*
CAGE09	Vacant	—	—	35	*		*	*
CAGE 10	CHS — N. Charlotte Med Special	01/01/09	12/31/10	192	*		*	*
CAGE 11	CHS — Sanger Clinic	01/01/09	12/31/10	171	*		*	*
CAGE 12	Vacant	—	—	101	*		*	*
CAGE 13	Vacant	—	—	103	*		*	*
999 (2)	Leased/Unoccupied	—	—	3,569	*		*	*
	Total Sq Ft (1)			166,298
	Occupied Sq Ft (1)			*
	Occupancy % (1)			*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

Myers Park
Tenant Rent Roll

									Base Year/		Update on
			Lease			Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Annual Base	Other	Expense	Rent	Stop		Leases Expiring
Suite	Tenant	Date	Date	Sq.ft.	Rent PSF	Income	Reimbursement	Escalations	$ Amount	Gross Up	before 10/31/09
All	CHS — Myers Park	01/01/09	12/31/18	107,882	*		*	*
	Total Sq Ft (1)			107,882
	Occupied Sq Ft (1)			*
	Occupancy % (1)			*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

1010 Edgehill
Tenant Rent Roll

									Base Year/		Update on
			Lease			Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Annual Base	Other	Expense	Rent	Stop		Leases Expiring
Suite	Tenant	Date	Date	Sq.ft.	Rent PSF	Income	Reimbursement	Escalations	$ Amount	Gross Up	before 10/31/09
100	CHS — Neuroscience	01/01/09	12/31/22	16,818	*		*	*
	Total Sq Ft (1)			16,818
	Occupied Sq Ft (1)			*
	Occupancy % (1)			*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

1023 Edgehill
Tenant Rent Roll

									Base Year/		Update on
			Lease			Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Annual Base	Other	Expense	Rent	Stop		Leases Expiring
Suite	Tenant	Date	Date	Sq.ft.	Rent PSF	Income	Reimbursement	Escalations	$ Amount	Gross Up	before 10/31/09
100	CHS — McKay Urology	1/01/09	12/31/18	14,207	*		*	*
125	CHS — Dept of Research	1/01/09	12/31/18	853	*		*	*
150	CHS — Dept of Urology	1/01/09	12/31/18	743	*		*	*
150B	CHS-Dept of Urology	1/01/09	12/31/18	1,066	*		*	*
	Total Sq Ft (1)			16,869
	Occupied Sq Ft (1)			*
	Occupancy % (1)			*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

1628 Morehead
Tenant Rent Roll

									Base Year/		Update on
			Lease			Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Annual Base	Other	Expense	Rent	Stop		Leases Expiring
Suite	Tenant	Date	Date	Sq.ft.	Rent PSF	Income	Reimbursement	Escalations	$ Amount	Gross Up	before 10/31/09
BLDG	CHS	1/01/09	12/31/18	5,775	*		*	*
	Total Sq Ft (1)			5,775
	Occupied Sq Ft (1)			*
	Occupancy % (1)			*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

Fort Mill
Tenant Rent Roll

									Base Year/		Update on
			Lease			Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Annual Base	Other	Expense	Rent	Stop		Leases Expiring
Suite	Tenant	Date	Date	Sq.ft.	Rent PSF	Income	Reimbursement	Escalations	$ Amount	Gross Up	before 10/31/09
1000	CHS — Pharmacy	1/01/09	12/31/23	1,089	*		*	*
1100	CHS — Shiland Family Practice	1/01/09	12/31/23	8,204	*		*	*
1200	CHS — Urgent Care	1/01/09	12/31/23	5,754	*		*	*
1300	CHS — Sanger Clinic	1/01/09	12/31/23	4,236	*		*	*
2000	CHS Lease/ Unoccupied	1/01/09	12/31/23	2,760	*		*	*
2100	CHS — Rock Hill Pediatric Assc.	1/01/09	12/31/23	8,181	*		*	*
2200	CHS — Piedmont GYN/OB	1/01/09	12/31/23	7,910	*		*	*
2300	CHS — Time Share	1/01/09	12/31/23	1,667	*		*	*
	Total Sq Ft (1)			39,801
	Occupied Sq Ft (1)			*
	Occupancy % (1)			*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

Mint Hill
Tenant Rent Roll

									Base Year/		Update on
			Lease			Annual			Expense		Expired Leases/
		Lease Start	Expiration	Leased	Annual Base	Other	Expense	Rent	Stop		Leases Expiring
Suite	Tenant	Date	Date	Sq.ft.	Rent PSF	Income	Reimbursement	Escalations	$ Amount	Gross Up	before 10/31/09
100	CHS — Urgent Care	1/01/09	12/31/23	5,345	*		*	*
101	CHS — Leased/ Unoccupied	1/01/09	12/31/23	5,866	*		*	*
104	CHS — Multi Tenant Speciality	1/01/09	12/31/23	1,396	*		*	*
106	CHS Leased/ Unoccupied	1/01/09	12/31/23	5,867	*		*	*
200	CHS Lease/ Unoccupied	1/01/09	12/31/23	6,145	*		*	*
201	CHS — Charlotte Medical Specialties	1/01/09	12/31/23	13,464	*		*	*
300	CHS Leased/ Unoccupied	1/01/09	12/31/23	3,719	*		*	*
301	CHS — Greater Carolinas Womens Center	1/01/09	12/31/23	9,491	*		*	*
302	CHS — University Pediatrics	1/01/09	12/31/23	6,287	*		*	*
	Total Sq Ft (1)			57,580
	Occupied Sq Ft (l)			*
	Occupancy % (1)			*

(1)	the 999 suites are included in total square footage and the occupied square footage

(2)	the 999 suites correct for any discrepancies in the total square footage of the building and the deemed square footage of the suites due to useable vs rentable measurements, deemed vs actual common area factors, etc.

EX. D-1
SHELL TENANTS
EXHIBIT D — l
SCHEDULE OF “SHELL” TENANTS

Property	Suite #	RSF	Tenant	Expiration Date

Morrocroft I (CHS101)	200	8,287	CMHA	12/31/2018
	300	11,594	CMHA	12/31/2018

Morrocroft II (CHS102)	1300	4,471	CMHA	12/31/2023
	2200	5,712	CMHA	12/31/2023
	3200	4,895	CMHA	12/31/2023

PMP (CHS103)	Burnoff	21,754	CMHA/Mercy/Foundation	12/31/2018

Fort Mill (CHS114)	2000	2,760	CMHA	12/31/2023

Mint Hill (CHS115)	101	5,866	CMHA	12/31/2023
	106	5,867	CMHA	12/31/2023
	200	6,145	CMHA	12/31/2023
	300	3,719	CMHA	12/31/2023

D-1-1

EX. E
COMPOSITION
EXHIBIT E
SPECIAL PURPOSE ENTITY REQUIREMENTS/BORROWER’S COMPOSITION
     Applicant agrees that the following will be correct at Closing, and Borrower will recertify the following at Closing:
     (a) Borrower is and will continue to be a Single Purpose Entity and if Borrower is a general partnership, each of Borrower’s general partners is and will continue to be a corporation, limited partnership or limited liability company which is a Single Purpose Entity. “Single Purpose Entity” means an entity whose organizational documents set forth single purpose entity covenants satisfactory to Lender, in its sole discretion, including covenants that the entity:
     (i) is formed solely for the purpose of owning, managing and operating the Property and is not engaged and will not engage, either directly or indirectly, in any business other than the ownership, management and operation of the Property;
     (ii) does not have and will not acquire or use any assets other than the Property and personal property incidental to the business of owning, managing and operating the Property and activities incidental thereto; without limiting the foregoing, the Property shall be operated as a single property or project, generating substantially all of Borrower’s gross income, it being the intent that the Property shall constitute “single asset real estate” for purposes of Section 362(d)(3) of the Bankruptcy Code;
     (iii) will not liquidate or dissolve (or suffer any liquidation or dissolution), or enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any entity;
     (iv) will not, nor will any partner, limited or general, member or shareholder thereof, as applicable, violate the terms of its partnership certificate, partnership agreement, articles of incorporation, bylaws, operating agreement, articles of organization or other formation agreement or document, as applicable;
     (v) will observe, if it is a limited liability company, all limited liability company formalities that relate to the entity’s separateness pursuant to its formation documents, operating agreement, bylaws or partnership agreement (as the case may be), or any other organizational filing or document governing its affairs;
     (i) has not and will not guarantee, pledge its assets for the benefit of, or otherwise become obligated for, the obligations of any other person or hold out its credit or assets as being available to satisfy the obligations of any other person except for obligations for indemnification and other obligations of Borrower pursuant to its operating agreement, bylaws or partnership agreement, as applicable;
     (vii) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (A) the Loan and (B) unsecured trade debt incurred in the ordinary course of business (not evidenced by a note) and paid in the ordinary course of business in connection with owning, operating and maintaining the Property, provided that such indebtedness is paid within 90 days of when incurred (unless the claim for such indebtedness is disputed in good faith and cash reserves are maintained therefor during the period of such dispute which would be sufficient to discharge fully such indebtedness);
     (viii) will be and will at all times hold itself out to the public as a legal entity separate and distinct from any other entity (including, without limitation, any affiliate (defined herein), general partner or member, as applicable, or any affiliate of any of its general partners or members, as applicable), will correct any known misunderstanding concerning its separate identity, and will not identify any other entity (including, without limitation, any affiliate, general partner or member, or any affiliate of any of its general partners or members, as applicable) as a division or part of it;
     (ix) subject to the management of the Property by a property manager using a single operating account and to the commingling of reserves and other funds held by Lender as required under the Loan Documents, will not commingle its funds or assets with those of any other person, and will maintain and account for its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other person;
     (x) will maintain its own separate, complete and accurate accounts, books, records and financial statements complying with GAAP, provided that it may file or may be part of a consolidated federal tax return to the extent required or permitted by applicable Law so long as there is an appropriate notation indicating its separate existence and its assets and liabilities;
     (xii) will pay its obligations and expenses from its own funds and assets (to the extent that it has funds to do so);
     (xiii) will not have any paid manager or director for the entity (other than the Independent Manager (defined herein)) and, to the extent it has any employees, it will pay the salaries of its own employees from its own funds and in the absence of such paid employees, it will obtain all necessary services through third parties or independent contractors;

          (xiv) will conduct and operate business in its own name or in the name of the Property, will allocate fairly and reasonably any overhead for shared office space and use separate stationary, invoices and checks;
          (xv) will not enter into or be a party to any transaction with any of its general partners, principals, affiliates or members, as applicable, or any affiliate of any of its general partners, principals or members, except in the ordinary course of business and upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with a third party other than an affiliate;
          (xvi) rwill not make loans or advance credit to any person (including affiliates) other than to tenants of the Property in the form of tenant allowances or tenant improvements, provided that this covenant shall not preclude such entity from amending or modifying the financial terms of leases for the Property pursuant to lease amendments or modifications completed in accordance with the provisions of the Loan Documents;
          (xvii) will not take any action which, under the terms of its formation document or other applicable organizational documents, requires the unanimous consent of all directors, partners or members, as applicable, without such required vote;
          (xviii) will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale, bankruptcy or insolvency filing, or material amendment to or modification (including any amendments or modifications of its separateness covenants) of its partnership agreement, articles of incorporation, bylaws, operating agreement, articles of organization or other formation agreement or document, as applicable, without the required written consent of Lender;
          (xix) will continue to operate its business with the goal of maintaining capital which is adequate for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations, to the extent funds are available from the Property; and
          (xx) will not fail at any time to have at least one Independent Manager that will vote on material matters affecting it, which matters shall include (a) any proposed insolvency or bankruptcy proceeding of such entity, (b) incurring indebtedness outside the ordinary course of business, (c) any merger or consolidation of it with any other entity, (d) any dissolution or liquidation of such entity, and (e) any amendment or modification of any provision of its organizational documents relating to company purpose, title to or management of the Property, its bankruptcy-remote status, and/or the admission or removal of general partners or members, as the case may be, provided that no termination or change of the Independent Manager shall be made without giving Lender at least 20 days’ prior written notice, which notice shall include a copy of any bio-profile or resume of such replacement Independent Manager.
Borrower shall agree to keep the Single Purpose Entity covenants set forth in this paragraph (a) and such covenants will be included in the Loan Documents and shall be, at the time of the Closing, included in Borrower’s organizational documents.
     As used herein, the term “Independent Manager” shall mean a duly appointed member of the board of directors or board of managers who is provided by a nationally-recognized company that provides professional independent directors/managers who shall not have been at the time of initial appointment or at any time while serving as an Independent Manager, and may not have been at any time during the preceding five years, (i) a stockholder, director, officer, employee, partner, attorney or counsel of Borrower or any affiliate of Borrower, (ii) a customer, supplier or other person who derives any of its purchases or revenues from its activities with such entity or any affiliate of Borrower, (iii) a person controlling or under common control with any such stockholder, partner, customer, supplier or other person, or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other person. For purposes of this Exhibit E, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a person, whether through ownership of voting securities, by contract or otherwise, and the term “affiliate” means for the specified person: (1) any person directly or indirectly owning, controlling or holding with power to vote 20% or more of the outstanding voting securities or interests of such specified person; (2) any person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such specified person; (3) any person directly or indirectly controlling, controlled by or under common control with such specified person; (4) any officer, director or partner of such specified person; (5) if such specified person is an officer, director or partner, any entity for which such person or entity acts in any such capacity; and (6) any close relative or spouse of such specified person if an individual.
     If Borrower is a single-member limited liability company, then such limited liability company must be duly organized and in good standing under the laws of Delaware.
     (b) Borrower shall be duly organized and in good standing and qualified to do business in the state where the Property is located. Applicant will, prior to the Closing, transfer the Property to Borrower if Borrower is not currently the owner thereof.
     (c) Attached hereto as Exhibit E-1 is an Ownership Chart prepared by Applicant that shows Borrower’s proposed ownership structure, including the name, state of formation and type of entity of Borrower and each of

Borrower’s constituents and their respective percentage interests in Borrower, and showing the complete form of signature block for Borrower, including the name and title of its authorized representative.
     (d) Applicant will deliver to Lender no later than 20 days before Closing, all applicable organizational documents of Borrower and its constituents and of Applicant, and will identify all owners of 10% or more of direct or indirect ownership interests in Borrower, the percentage interest of each such owner, and Borrower’s taxpayer identification number and address if different from Applicant’s as indicated in Section 24. After Lender’s approval, none of the foregoing may be amended without Lender’s consent.
     (e) The Ownership Chart and all organizational documents and information delivered or to be delivered to Lender are correct and complete, and Borrower shall be deemed to have recertified the same as of the Closing Date.

EX. E-1
OWNERSHIP CHART
EXHIBIT E — 1
OWNERSHIP CHART

E-1-1

HR OF CAROLINAS, LLC, a Delaware limited liability company
By:
Title:

Authorized Representatives:
David R. Emery—President and Chief Executive Officer
B. Douglas Whitman, II—Executive Vice President and Chief Operating Officer
Scott W. Holmes—Executive Vice President and Chief Financial Officer
John M, Bryant, Jr.—Executive Vice Present and General Counsel
Todd J. Meredith—Senior Vice President—Real Estate Investments
Brince R. Wilford—Senior Vice President—Real Estate Investments
Julie A. Wilson—Senior Vice President
Frederick M. Langreck—Senior Vice President, Treasurer and Assistant Secretary
James C. Douglas—Vice President—Asset Administration
Stephen E. Cox, Jr.—Vice President and Assistant General Counsel
Andrew E. Loope—Vice President and Corporate Counsel
Rita H. Todd—Secretary

E-1-2

EX. F
NOTICE
EXHIBIT F
NOTICE
All acceptances, approvals, consents, demands, notices, requests and other communications (the “Notices”) required or permitted to be given under this Agreement must be in writing and sent by certified mail, return receipt requested, or by nationally recognized overnight delivery service that provides evidence of the date of delivery, with all charges prepaid (for next business day delivery if sent by overnight delivery service), addressed to the appropriate party at its address listed below:

If to Applicant or Borrower:	Healthcare Realty Trust Incorporated 3310 West End Avenue, Suite 700 Nashville, Tennessee 37203 Attn: James C. Douglas

with courtesy copies to:	Healthcare Realty Trust Incorporated 3310 West End Avenue, Suite 700 Nashville, Tennessee 37203 Attn: General Counsel

and

Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. 211 Commerce Street, Suite 1000 Nashville, Tennessee 37201 Attn: David J. White

If to Lender:	Teachers Insurance and Annuity Association 730 Third Avenue New York, New York 10017 Attn: Director, Global Private Markets, Portfolio Management TIAA Authorization #AAA-6905 Investment ID. #0006731

with courtesy copies to:	Teachers Insurance and Annuity Association
730 Third Avenue
New York, New York 10017
Attn: Associate General Counsel and
          Director, Asset Management Law
TIAA Authorization #AAA-6905
Investment ID. #0006731

F-1

and

Teachers Insurance and Annuity Association 8500 Andrew Carnegie Boulevard Mailstop: 8500N-C2-07
Charlotte, North Carolina 28262 Attn: Nicole Brovet Cantu
Lender and Applicant each may change the address to which Notices must be sent, by notice given in accordance with the provisions of this Exhibit F. All Notices given in accordance with the provisions of this Exhibit F will be deemed to have been received upon the date of receipt if sent by certified mail, or one business day after having been deposited with a nationally recognised overnight delivery service if sent by overnight delivery. Notwithstanding the foregoing, any Notice sent to the last designated address of any person to which it is required to be sent pursuant to this Agreement shall not be deemed ineffective if actual delivery cannot be made due to a change of address of the person to which the Notice is directed or the refusal of such person to accept delivery thereof.

F-2

EX. G
CLOSING CONDITIONS
EXHIBIT G
CLOSING CONDITIONS
     Lender’s obligation to make the Loan is subject to timely satisfaction of the conditions set forth below:
     1. Applicant shall have delivered (or caused Borrower or title company to deliver) to Lender the following items relating to the Property as soon as practicable after Acceptance and a reasonable period of time prior to Closing but in all cases in accordance with any time period specifically set forth below, all items to be reasonably satisfactory to Lender (and Applicant acknowledges that Acceptance does not constitute Lender’s approval of any items delivered to Lender prior to Acceptance):
     (a) originals or certified copies of all operating agreements, ground leases and ground subleases affecting the Property to which Applicant or any of its affiliates is a party (including, without limitation, any master ground lease or other ground lease affecting the Property), and copies of reciprocal easement agreements, management agreements, material agreements all non-residential leases, including leases described or referred to in Exhibit D, together with any short form leases, amendments, addenda, exhibits, lease guarantees or assignments relating thereto, and as soon as practicable after execution, copies of all non-residential leases or other material agreements affecting the Property executed after the initial delivery of leases and other material agreements hereunder. After Lender’s approval, none of the foregoing may be amended without Lender’s prior consent;
     (b) two copies of the standard proposed form lease for the Property, which may not be amended in any material respect after approval by Lender;
     (c) final plans and specifications for the Improvements described in Exhibit C for any portion of the Improvements that is in Seismic Zone 3 or 4;
     (d) a current title report or binder (including the fee underlying any leasehold estate), a search of appropriate UCC records, and, at Closing, an ALTA Loan Title Insurance Policy with such coinsurance, reinsurance and endorsements as Lender deems necessary issued by a title insurance company approved by Lender and excluding any creditors’ rights exceptions or exclusions;
     (e) a current ALTA as-built survey certified to Lender;
     (f) a pro forma certification of the rent roll verifying information about the leases affecting the Property (to be revised as necessary with new or amended information arising after the pro forma was prepared), certified by Borrower no more than 15 days and not less than 5 days before Closing, which rent roll shall include (i) the square footage, commencement date, expiration date, current rent and future rent (if such future rent is subject to a set increase), (ii) a summary of each tenant’s lease provision(s) for reimbursement of operating expenses, real estate taxes and insurance premiums, and (iii) a summary of any tenant purchase options, early lease termination options and lease renewal options;
     (g) not less than 30 days before Closing, an original or certified copy of insurance policies and evidence of payment of the insurance premium for full replacement cost of the Improvements and Personal Property referred to in Exhibit C (without deduction for depreciation), which insurance will include fire and sprinkler leakage, extended coverage, vandalism, malicious mischief, boiler and machinery, terrorism coverage, windstorm, earthquake and flood insurance (if located in earthquake or flood zones), a minimum of 12 months of rent loss insurance, and such other kinds of insurance as may be required by Lender in its sole discretion, premiums prepaid, issued by companies and in amounts reasonably satisfactory to Lender, with a standard mortgagee endorsement in Lender’s favor for the property insurance, an additional insured endorsement in Lender’s favor for liability insurance and a waiver of subrogation endorsement, where applicable;
     (h) an original or certified copy of the unconditional certificate of occupancy or other unconditional certificate of appropriate governmental authorities evidencing compliance with all zoning, building and applicable regulations, and an original or certified copy of any other consents, permits, licenses, approvals and franchises referred to in paragraph 5 of this Exhibit G;
     (i) not more than 30 days and not less than 5 days before Closing, (1) original tenant estoppel certificates dated not more than 30 days before Closing from tenant Carolina Health Systems (“CHS”) and any additional tenants such that the total square footage covered by all received estoppels equals or exceeds at least 75% of the total leased area of the Property, as shown on the attached rent roll, and (2) an original tenant estoppel certificate dated not more than 30 days before Closing for each non-residential lease affecting the Property under which the tenant thereunder leases not less than 20,000 square feet of interior space within the Improvements and an original subordination, non-disturbance and attornment agreement for each non-residential lease affecting the Property under which the tenant thereunder leases not less than 20,000 square feet of interior space within the Improvements and designated by Lender in its sole discretion;
     (j) a certified inventory of Personal Property included in the Property;
     (k) to the extent the Property is composed of one or more separate tax parcels, copies of receipted tax and assessment bills for the current tax year and for the previous tax year for such tax parcels;
     (l) a form of opinion prepared by counsel satisfactory to Lender covering such legal matters as Lender deems reasonably appropriate, including due authorization, due execution, enforceability, usury or choice of law, and due organization and good standing of Borrower, with the original to be signed, dated and delivered to Lender at Closing;
     (m) year-to-date operating statements for the Property for the fiscal year in which Closing occurs and operating statements for the Property for the prior fiscal year; capital and operating budgets for the Property for the remainder of the fiscal year in which Closing occurs and for the next succeeding fiscal year; and such other financial information covering operations of the Property and the financial condition of Borrower, Borrower’s constituent entities and Applicant as Lender may reasonably request;
     (n) standard UCC, bankruptcy, state and federal tax lien, and pending litigation/judgment searches for (i) Borrower, (ii) Applicant, and (iii) the Property Manager (if affiliated with Borrower or Applicant);
     (o) not less than 5 business days before Closing, ground lessor estoppel and agreements in form and substance reasonably acceptable to Lender from any fee owners (or ground sublessors, as applicable) of the Property; and
     (p) from time to time before Closing, such other documentation or information as Lender may reasonably request in connection with Closing.
     2. In the event that the terms of any operating agreements, ground leases, reciprocal easement agreements, management agreements and other material agreements affecting the Property entitle Borrower to request an estoppel certificate concerning the status or effectiveness of or compliance with the terms and conditions of any such instrument (individually, an “REA Estoppel Certificate”) and Lender so requests any such REA Estoppel Certificate prior to Closing, Borrower shall use its good faith efforts to obtain any such REA Estoppel Certificate prior to Closing in the form and from the parties prescribed by such instrument (or, in the event no such form is prescribed, in a form reasonably acceptable to Lender).
     3. The leasing requirements set forth in Exhibit D shall have been satisfied.
     4. Borrower shall have executed and delivered to Lender documents satisfactory to Lender (the “Loan Documents”) evidencing and securing the Loan and any other obligations of Borrower set forth in this Agreement, which will include provisions substantially in the form of the following:
     (a) late charges of 5% of any late payment; a default interest rate of 5% per annum over the Fixed Interest Rate; the Evasion of Prepayment Premium described in Exhibit A, payable upon repayment of the Loan after an event of default or upon any other prepayment not permitted by the Loan Documents; and provisions for payment of reasonable fees relating to actions of Lender requested by Borrower under the Loan Documents;

     (b) a 5-day grace period for monetary defaults; and a 30-day grace period after notice for non-monetary defaults which will be extended as necessary for non-monetary defaults not susceptible of cure within 30 days, if Borrower commences to cure within the 30-day period, diligently prosecutes the cure to completion and the entire grace period for a non-monetary default does not exceed 120 days;
     (c) conditions to Borrower’s right to enter into leases affecting the Property without Lender’s consent, which conditions are more particularly described in Exhibit B;
     (d) requirements to deliver to Lender quarterly and annual financial statements for the Property (and for annual financial statements for Borrower and Guarantor/Indemnitor upon request) and such other financial information as Lender may reasonably request from time to time. The financial statements (which shall include partial fiscal years) shall be certified by Borrower and may be unaudited, except that following an event of default, the annual financial statements will be audited and accompanied by a satisfactory opinion from a CPA approved by Lender;
     (e) a requirement to deliver to Lender quarterly and annual certifications of the rent roll for the Property, certified by Borrower, verifying information about all leases affecting the Property and verifying Borrower’s compliance with the provisions of the Loan Documents relating to leasing;
     (f) subject to paragraphs 4(g) and 4(h) of this Exhibit G, prohibitions on prior or subordinate liens and encumbrances against the Property or any interest in the Property and on certain direct or indirect sales, assignments, pledges or other transfers of the Property or any estate or interest therein without Lender’s prior written consent which may be withheld in Lender’s sole and absolute discretion, it being understood that prohibited transfers include (A) direct or indirect changes (by operation of law or otherwise and including mergers) in the identity or composition of Borrower or a change in control (as defined in Exhibit E) of Borrower and (B) pledges of stock or of partnership or membership interests, as the case may be, in Borrower, provided that any change in control of Guarantor or Indemnitor shall not constitute a change in control of Borrower while the equity securities of Guarantor or Indemnitor are listed on a public securities exchange or the over-the-counter market;
     (g) a one-time sale of the Property will be permitted, subject to the following conditions: (i) Lender’s approval of the transferee, which must have a net worth of at least $400 million and must be an institutional investor or developer with a reputation and experience comparable to those of Applicant at Closing; (ii) transferee’s express assumption of Borrower’s obligations under the Loan Documents and with respect to the Property; (iii) Lender’s approval in its sole discretion of a substitute guarantor and substitute indemnitor, and delivery of substitute guaranty and indemnity instruments in substantially the forms provided to Lender at Closing; (iv) satisfaction of the conditions set forth in paragraph 4 (h) of this Exhibit G;

(v) Lender’s receipt of satisfactory evidence that, immediately prior to the transfer and at least 12 months subsequent to the transfer, the Property supports a loan to value ratio no greater than 55%, with value to be determined by the purchase price of the Property pursuant to an executed purchase and sale agreement with a bona fide third party purchaser, and a Debt Service Coverage of not less than 1.58x; and (vi) payment of a transfer and assumption fee in the amount of 1% of the outstanding principal balance of the Loan;
     (h) the following conditions under which transfers of the membership interests in Borrower will be permitted, subject to there being no change in control (as defined in Exhibit E) of Borrower or the Property:
     (i) Lender shall have received prior notice;
     (ii) there shall then be no existing default under the Loan Documents and all of Borrower’s payment obligations to Lender shall have been satisfied through the date of transfer;
     (iii) Borrower shall have paid Lender’s costs (including legal fees and expenses) and a processing fee relating to the transfer;
     (iv) the transfer shall not cause an ERISA violation;
     (v) the property manager of the Property shall be satisfactory to Lender;
     (vi) the transferee (including substitute guarantor or indemnitor) shall be domiciled in the United States and/or is a citizen of the United States, shall not be a “specifically designated national and blocked person” on the OFAC List and otherwise shall not be in violation of any Anti-Terrorism Laws, shall not have had adversarial dealings with Lender or had a monetary default under any other investment with Lender, shall not have been found guilty of criminal charges, and shall be free from bankruptcy;
     (vii) prior to the transfer, Borrower shall have provided Lender with a Uniform Commercial Code search report satisfactory to Lender relating to the transferee; and
     (viii) prior to the transfer, Borrower shall have delivered to Lender a certification as to all of the foregoing matters executed by an entity satisfactory to Lender, together with such evidence to confirm the accuracy of such certification as Lender may reasonably request;
     (i) carve-outs from the non-recourse limitation on liability, which are set forth in Exhibit H-6;

     (j) such covenants, warranties, representations and agreements of Borrower, Lender, the administrator of the Deposit Account (defined herein) and a depositary institution as are required to satisfy the lock-box requirements set forth in Exhibit H-7; and
     (k) a requirement that any termination fee paid to Borrower in excess of $250,000 in connection with any lease termination shall be paid to Lender and used to reimburse Borrower for tenant improvement costs and leasing commissions associated with the affected leased premises (provided certain conditions are met); provided, however that upon an event of default under the Loan Documents, any and all lease termination fees (regardless of the amount) shall be paid to Lender and used to reimburse Borrower for tenant improvement costs and leasing commissions associated with the affected leased premises.
     5. Except for permitted transfers of interests in Borrower, Borrower’s composition shall continue to be the same as set forth in Exhibit E, and the representations and warranties contained therein shall be true, correct and complete as of the Closing Date.
     6. Lender shall have received evidence satisfactory to Lender that (i) the Property shall be in material compliance with all applicable Law, including those relating to construction, land use, health, safety and environmental matters and (ii) all permits, licenses, approvals and franchises required for the construction, use, operation, occupancy and management of the Property have been obtained and are in good standing and Borrower has complied with any specific conditions or requirements applicable to the Property.
     7. Lender shall have received and approved the following Consultants’ Inspections and Reports relating to the Property:
(a) a current appraisal (the “Appraisal”) prepared by an appraiser (the “Appraiser”) engaged by Lender in accordance with Lender’s scope of work. The Appraisal must support a loan to value ratio not to exceed 55%;
(b) a report (the “Engineering Report”), prepared by an independent engineer (the “Engineering Consultant”) engaged by Lender, in accordance with Lender’s scope of work. Applicant agrees to provide the Engineering Consultant with a copy of any soils investigation report with respect to the Property in Applicant’s possession. The Engineering Report will be based on a physical inspection of the Improvements and review of the final plans and specifications of the Improvements (to the extent they are required to be provided hereunder); and
(c) Environmental assessment and compliance reports (the “Environmental and Compliance Report”) prepared by an independent expert (the “Environmental Consultant”) engaged by Lender in accordance with Lender’s scope of work.
Applicant will cooperate and use reasonable efforts to cause its tenants, its property manager and other third parties with an interest in or information about the Property to cooperate with the consultants in their investigations. Lender agrees to provide Borrower with copies of the Consultants’ Inspections and Reports within 10 days after Closing. Neither Lender nor any of the consultants will have any liability or responsibility to Borrower with respect to the Consultants’ Inspections and Reports.
     8. Borrower and all of Borrower’s members shall be (i) free from bankruptcy and (ii) solvent, as determined by Lender in its sole discretion, both in that the value of their respective assets exceeds their respective liabilities and that it is likely that they will be able to pay their debts, including, where applicable, payments required by the Loan Documents, as they become due in the foreseeable future.
     9. Lender shall have approved all legal matters.
Notwithstanding the requirements of this Exhibit G for the delivery of information and other materials, Applicant and Borrower may satisfy their delivery obligations under this Exhibit G for all or part of the information and other materials to be delivered by providing Lender with the addresses of one or more Internet web sites at which such information and other materials may be accessed by Lender.

EX. H
ADDITIONAL PROVISIONS
EXHIBIT H
ADDITIONAL PROVISIONS
The attached Exhibits H-1 through H-10 constitute the additional provisions applicable to the Loan.
Index

1.	Extension Terms	H-1
2.	Correspondent Authority and Fee Arrangement	H-2
3.	Cross Collateralization	H-3
4.	Ground Lease/Ground Sublease Terms	H-4
5.	Insurance Proceeds and Condemnation Awards for Restoration — Conditions to Use	H-5
6.	Limitation of Liability	H-6
7.	Mortgage/Deed of Trust Provisions	H-6A
8.	Lock-Box Requirements	H-7
9.	Allocated Loan Amounts	H-8
10.	Release Provisions — Partial Release	H-9
11.	Substitution of Collateral	H-10

H-1

EX. H-1
LOAN EXTENSION PROVISIONS
EXHIBIT H — 1
EXTENSION TERMS
     First Extension: At any time between the 78th and 83rd month of the Initial Term and provided (i) no event of default exists under the Loan, (ii) the Debt Service Coverage at the Property is at least 1.65x, (iii) the loan to value ratio is not greater than 55%, and (iv) Borrower pays an extension fee in the amount of .50% of the then-current outstanding principal amount of the Loan, Borrower will have the option to extend the Initial Term for an additional 12-month extension term (the “First Extension”), subject to the following: the First Extension will on a floating rate basis, priced at 400 basis points over the 1 - month LIBOR rate with a minimum coupon of 7.25% and will be amortized on a 30-year schedule.
     Second Extension: At any time between the 10th and 11th month of the First Extension and provided (i) no event of default exists under the Loan, (ii) the Debt Service Coverage at the Property is at least 1.65x, (iii) the loan to value ratio is not greater than 55%, and (iv) Borrower pays an extension fee in the amount of .50% of the then-current outstanding principal amount of the Loan, Borrower will have the option to extend the then-existing Term for an additional 12-month extension term (the “Second Extension”) on the same terms and conditions as the First Extension.
     Prepayment during either the First Extension or the Second Extension will be subject to the provisions of Section l(f) and Exhibit A.
     In the event the Term is extended for either the First Extension or the Second Extension, Lender will require Borrower to purchase an interest rate cap from a “AA” rated counterparty and in a form reasonably acceptable to Lender. The interest rate cap will be required at the first day of each extension and shall cover the ensuing 12 months of such extension. The interest rate cap shall be at a rate that will provide for a minimum 1.65x Debt Service Coverage at the Property and such interest rate cap shall be assigned to Lender. The LIBOR rate cap required shall be calculated by Lender based on the lower of actual Net Operating Income of the Property for the preceding 12-month period and budgeted Net Operating Income for the ensuing 12-month period.

H-1-1

EX. H-2
CORRESPONDENT
EXHIBIT H — 2
CORRESPONDENT AUTHORITY AND FEE ARRANGEMENT
     Lender has retained Holliday Fenoglio Fowler, L.P. (the “Correspondent”) to originate and obtain applications for mortgage loans for consideration by Lender. Correspondent has been retained solely as an independent contractor and will not be considered or construed under any circumstances to be an agent of Lender. Applicant understands and agrees that Correspondent has no authority to accept or execute this Agreement on behalf of Lender and that all representations, documents and understandings between Applicant and Correspondent with respect to Applicant’s offer for Borrower to borrow are merged into this Agreement. Separate and apart from this Agreement, Applicant and Correspondent have entered into an agreement that provides for Applicant to pay to Correspondent a brokerage fee or commission in connection with the Loan and, notwithstanding the merger provision contained in the preceding sentence, such agreement is not merged into this Agreement.
     Applicant further acknowledges and agrees that Lender may have a separate compensation arrangement with Correspondent pursuant to which payments may be made by Lender to Correspondent or other compensation earned by Correspondent based on various factors. Such factors may, among other things, include the volume of new loan originations done by Correspondent with Lender (which may include the Loan or other loans made by Lender to other borrowers), the amount of loans serviced by Correspondent for Lender (which may include servicing of the Loan as well as other loans made by Lender to other borrowers), the scope of services and duties performed as part of the servicing performed by Correspondent over the Term, or the existence of a sub-servicing arrangement in connection with the Loan. Such compensation paid by Lender to Correspondent will be in addition to any fees paid to Correspondent by Applicant or Borrower.

H-2-1

EX. H-3
CROSS COLLATERALIZATION
EXHIBIT H — 3
CROSS COLLATERALIZATION
     The Loan Documents will contain cross-collateralization, cross-prepayment and cross-default provisions satisfactory to Lender, subject to the terms of and limitations imposed by the ground leases described in Exhibit H-4. Lender may, at Lender’s option, determine that multiple notes, guarantees and/or mortgages are required to document the Loan, and Borrower will execute such notes, guarantees and mortgages. The Loan Documents will provide that if an event of default occurs under any one of the notes and/or guarantees or under any one of the mortgages securing the notes and/or guarantees or under any of the other Loan Documents, such event of default will also constitute an event of default under the other notes and/or guarantees and mortgages and Lender will be entitled to exercise its remedies under all of the notes and/or guarantees, mortgages and other Loan Documents, including to foreclose upon all of the properties comprising the Property.

H-3-1

EX. H-4
GROUND LEASE TERMS
EXHIBIT H — 4
GROUND LEASE / GROUND SUBLEASE TERMS
Ground Leases / Ground Subleases:
     Certain provisions of the ground leases (or ground subleases, as applicable) that currently govern the terms of the leasehold interests comprising part of the Property are set forth in the schedule attached to this Exhibit H-4.
Ground Lessor / Ground Sublessor Agreements with Lender:
     As a condition to Closing, Borrower will deliver to Lender a document in recordable form executed by each ground lessor (and/or ground sublessor, as applicable) and reasonably satisfactory to Lender which confirms, among other things, (a) that Lender shall have the right to receive copies of all notices of default sent under the ground lease (and/or ground sublease, as applicable) and shall have the opportunity to cure said defaults (including an additional cure period in the event ground lessee (and/or ground sublessee) fails to cure any default which gives rise to a right to terminate the ground lease (or ground sublease, as applicable), (b) that such ground lessor (and/or ground sublessor) will enter into a new ground lease (or ground sublease) or leases with Lender if the ground lease (or ground sublease) with such ground lessor (or ground sublessor) is terminated at any time during the term thereof for any reason, including rejection of such ground lease (or ground sublease) in a bankruptcy proceeding, and/or (c) that Lender shall have the right of prior review and approval of any amendment, cancellation or termination of the ground lease (or ground sublease) provided that such separate document shall not be required in the event the ground lease (or ground sublease) expressly extends and provides such rights to Lender.

H-4-1

GROUND LEASE / GROUND SUBLEASE SCHEDULE
GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS
Ground Lease:	Ground Lease Agreement (the “Lease”) between The Charlotte-Mecklenburg Hospital Authority (the “Landlord”) and HR of Carolinas, LLC (the “Tenant”), dated as of December 29, 2008
Defined terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease. This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	10508 Park Road, Pineville, North Carolina

Expiration Date	December 31, 2083.

Renewals	Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	Tenant owns Improvements, subject to reversionary interest of Landlord.

Transfer of Leasehold Interest	• Transfers do not include: (1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment Entity to any Person and by any Person; or

(6)   The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

H-4-2

Lease Provision	Summary

•     Except as a result of a Change of Ownership of Tenant’s corporate parent, and except to the extent of ownership interests in Tenant held by Investors or the Investment Entity, for a period of seven (7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(1) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•     Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(1) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

• Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee.

•     The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(1) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2)   Leasehold Mortgagee has the right to cure any Default by Tenant within 45 days following receipt of Default Notice (or, if the Default cannot be cured within such 45-day period, Leasehold Mortgagee has promptly initiated the

H-4-3

Lease Provision	Summary
cure and diligently and continuously pursues it to completion).

(3)    Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)    Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note for the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)    If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Term, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)    Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7) A Leasehold Mortgage shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment
Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

H-4-4

GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS
Ground Lease:	Ground Lease Agreement (the “Lease”) between The Charlotte-Mecklenburg Hospital Authority (the “Landlord”) and HR of Carolinas, LLC (the “Tenant”), dated as of December 29, 2008
Defined terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease. This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	10502 Park Road, Pineville, North Carolina

Expiration Date Renewals	December 31, 2083 Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	Tenant owns Improvements, subject to reversionary interest of Landlord.

Transfer of Leasehold Interest	• Transfers do not include:

(1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment Entity to any Person and by any Person; or

(6)   The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

• Except as a result of a Change of Ownership of Tenant’s corporate parent, and except to the extent of ownership

H-4-5

Lease Provision	Summary

interests in Tenant held by Investors or the Investment Entity, for a period of seven (7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(1) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•    Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(1) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

• Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee.

•     The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(1) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2)   Leasehold Mortgagee has the right to cure any Default by Tenant within 45 days following receipt of Default Notice (or, if the Default cannot be cured within such 45-day period, Leasehold Mortgagee has promptly initiated the cure and diligently and continuously pursues it to completion).

H-4-6

Lease Provision	Summary

(3)    Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)    Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note for the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)    If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Term, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)    Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7) A Leasehold Mortgage shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment
Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

H-4-7

GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS
Ground Lease:	Ground Lease Agreement (the “Lease”) between The Charlotte-Mecklenburg Hospital Authority (the “Landlord”) and HR of Carolinas, LLC (the “Tenant”), dated as of December 29, 2008
Defined terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease. This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	10520 Park Road, Pineville, North Carolina

Expiration Date	December 31, 2083

Renewals	Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	Tenant owns Improvements, subject to reversionary interest of landlord.

Transfer of Leasehold Interest	• Transfers do not include:

(1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment Entity to any Person and by any Person; or

(6)    The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

• Except as a result of a Change of Ownership of Tenant’s corporate parent, and except to the extent of ownership

H-4-8

Lease Provision	Summary

interests in Tenant held by Investors or the Investment Entity, for a period of seven (7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(1) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•    Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(1) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

• Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee.

•     The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(1) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2)   Leasehold Mortgagee has the right to cure any Default by Tenant within 45 days following receipt of Default Notice (or, if the Default cannot be cured within such 45-day period, Leasehold Mortgagee has promptly initiated the cure and diligently and continuously pursues it to completion).

H-4-9

Lease Provision	Summary

(3)    Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)    Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note for the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)    If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Term, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)   Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7)   A Leasehold Mortgage shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment
Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

H-4-10

GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS
Ground Lease:	Ground Lease Agreement (the “Lease”) between The Charlotte-Mecklenburg Hospital Authority (the “Landlord”) and HR of Carolinas, LLC (the “Tenant”), dated as of December 29, 2008
Defined terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease. This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	1010 Edgehill Road, Charlotte, North Carolina

Expiration Date	December 31, 2083

Renewals	Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	Tenant owns Improvements, subject to reversionary interest of Landlord.

Transfer of	• Transfers do not include:
Leasehold Interest

(1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment Entity to any Person and by any Person; or

(6)   The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

• Except as a result of a Change of Ownership of Tenant’s corporate parent, and except to the extent of ownership

H-4-11

Lease Provision	Summary

interests in Tenant held by Investors or the Investment Entity, for a period of seven (7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(1) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•   Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(1) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

• Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee.

•   The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(1) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2)   Leasehold Mortgagee has the right to cure any Default by Tenant within 45 days following receipt of Default Notice (or, if the Default cannot be cured within such 45-day period, Leasehold Mortgagee has promptly initiated the cure and diligently and continuously pursues it to completion).

H-4-12

Lease Provision	Summary

(3)   Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)   Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note for the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)   If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Term, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)   Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7) A Leasehold Mortgage shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment
Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

H-4-13

GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS
Ground Lease:	Ground Lease Agreement (the “Lease”) between Mercy Health Services, Inc. (the “Landlord”) and HR of Carolinas, LLC (the “Tenant”), dated as of December 29, 2008
Defined terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease. This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	Building 400 — 10620 Park Road, Pineville, North Carolina

Expiration Date	December 31, 2083

Renewals	Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	• Tenant owns Improvements, subject to reversionary interest of Landlord.

• Air rights above the Improvements are reserved by Landlord.

Transfer of Leasehold	• Transfers do not include:
Interest

(1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment Entity to any Person and by any Person; or

(6)   The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

• Except as a result of a Change of Ownership of Tenant’s corporate parent, and except to the extent of ownership

H-4-14

Lease Provision	Summary

interests in Tenant held by Investors or the Investment Entity, for a period of seven (7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(1) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•   Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(1) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

• Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee.

•   The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(1) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2)   Leasehold Mortgagee has the right to cure any Default by Tenant within 45 days following receipt of Default Notice (or, if the Default cannot be cured within such 45-day period, Leasehold Mortgagee has promptly initiated the cure and diligently and continuously pursues it to completion).

H-4-15

Lease Provision	Summary

(3)   Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)   Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note fox the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)   If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Term, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)   Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure. Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7) A Leasehold Mortgage shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment
Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

H-4-16

GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS
Ground Lease:	Ground Lease Agreement (the “Lease”) between The Charlotte-Mecklenburg Hospital Authority (the “Landlord”) and HR of Carolinas, LLC (the “Tenant”) , dated as of December 29, 2008
Defined terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease. This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	10516 Park Road, Pineville, North Carolina

Expiration Date	December 31, 2083

Renewals	Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	Tenant owns Improvements, subject to reversionary interest of Landlord.

Transfer of Leasehold Interest	• Transfers do not include:

(1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment Entity to any Person and by any Person; or

(6)   The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

• Except as a result of a Change of Ownership of Tenant’s corporate parent, and except to the extent of ownership

H-4-17

Lease Provision	Summary

interests in Tenant held by Investors or the Investment Entity, for a period of seven (7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(1) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•   Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(l) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

• Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee.

•   The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(1) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2)   Leasehold Mortgagee has the right to cure any Default by Tenant within 45 days following receipt of Default Notice (or, if the Default cannot be cured within such 45-day period, Leasehold Mortgagee has promptly initiated the cure and diligently and continuously pursues it to completion).

H-4-18

Lease Provision	Summary

(3)   Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)   Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note for the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)   If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Term, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)   Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7) A Leasehold Mortgage shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment
Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

H-4-19

GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS
Ground Lease:	Ground Lease Agreement (the “Lease”) between The Charlotte-Mecklenburg Hospital Authority (the “Landlord”) and HR of Carolinas, LLC (the “Tenant”), dated as of December 29, 2008
Defined terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease. This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	University Medical Park — 101 East W.T. Harris Boulevard, Charlotte, North Carolina

Expiration Date	December 31, 2083

Renewals	Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	• Tenant owns Improvements, subject to reversionary interest of Landlord.

• Air rights above the Improvements are reserved by Landlord.

Transfer of Leasehold Interest	• Transfers do not include:

(1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment. Entity to any Person and by any Person; or

(6)   The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

• Except as a result of a Change of Ownership of Tenant’s

H-4-20

Lease Provision	Summary
corporate parent, and except to the extent of ownership interests in Tenant held by Investors or the Investment Entity, for a period of seven (7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(1) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•   Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(1) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

• Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee.

•   The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(l) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2)   Leasehold Mortgagee has the right to cure any Default by Tenant within 45 days following receipt of Default Notice (or, if the Default cannot be cured within such 45-day period, Leasehold Mortgagee has promptly initiated the cure and diligently and continuously pursues it to

H-4-21

Lease Provision	Summary
completion).

(3)   Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)   Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note for the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)   If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Term, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)   Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7) A Leasehold Mortgage shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment	Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

H-4-22

GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS
Ground Lease:	Ground Lease Agreement (the “Lease”) between The Charlotte-Mecklenburg Hospital Authority (the “Landlord”) and HR of Carolinas, LLC (the “Tenant”), dated as of December 29, 2008
Defined terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease. This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	1023 Edgehill Road South, Charlotte, North Carolina

Expiration Date	December 31, 2083

Renewals	Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	Tenant owns Improvements, subject to reversionary interest of Landlord.

Transfer of Leasehold Interest	• Transfers do not include:

(1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment Entity to any Person and by any Person; or

(6)   The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

• Except as a result of a Change of Ownership of Tenant’s corporate parent, and except to the extent of ownership

H-4-23

Lease Provision	Summary

interests in Tenant held by Investors or the Investment Entity, for a period of seven (7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(1) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•   Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(1) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

• Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee.

•   The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(1) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2)   Leasehold Mortgagee has the right to cure any Default by Tenant within 45 days following receipt of Default Notice (or, if the Default cannot be cured within such 45-day period, Leasehold Mortgagee has promptly initiated the cure and diligently and continuously pursues it to completion).

H-4-24

Lease Provision	Summary

(3)   Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)   Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note for the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)   If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Term, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)   Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7) A Leasehold Mortgage shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment	Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

H-4-25

GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS
Ground Lease:	Ground Lease Agreement (the “Lease”) between The Charlotte-Mecklenburg Hospital Authority (the “Landlord”) and HR of Carolines, LLC (the “Tenant”), dated as of December 29, 2008
Defined terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease. This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	1350 South Kings Drive, Charlotte, North Carolina

Expiration Date	December 31, 2083

Renewals	Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	Tenant owns Improvements, subject to reversionary interest of Landlord.

Transfer of.	• Transfers do not include:
Leasehold Interest
(1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment Entity to any Person and by any Person; or

(6)   The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

• Except as a result of a Change of Ownership of Tenant’s corporate parent, and except to the extent of ownership

H-4-26

Lease Provision	Summary
interests in Tenant held by Investors or the Investment Entity, for a period of seven (7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(1) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•   Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(1) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

• Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee.

•   The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(1) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2)   Leasehold Mortgagee has the right to cure any Default by Tenant within 45 days following receipt of Default Notice (or, if the Default cannot be cured within such 45–day period, Leasehold Mortgagee has promptly initiated the cure and diligently and continuously pursues it to completion).

H-4-27

Lease Provision	Summary

(3)   Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)   Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note for the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)   If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Term, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)   Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7) A Leasehold Mortgage shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment	Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

H-4-28

GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS
Ground Lease:	Ground Lease Agreement (the “Lease”) between The Carolinas Healthcare Foundation, Inc. and The Charlotte-Mecklenburg Hospital Authority (collectively, the “Landlord”) and HR of Carolinas, LLC (the “Tenant”), dated as of December 29, 2008
Defined terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease. This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	Morrocroft I — 4501 Cameron Valley Parkway, Charlotte, North Carolina

Expiration Date	December 31, 2083

Renewals	Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	• Tenant owns Improvements, subject to reversionary interest of Landlord.

• Air rights above the Improvements are reserved by Landlord.

Transfer of Leasehold Interest	• Transfers do not include:

(1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment Entity to any Person and by any Person; or

(6)   The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

H-4-29

Lease Provision	Summary

•   Except as a result of a Change of Ownership of Tenant’s corporate parent, and except to the extent of ownership interests in Tenant held by Investors or the Investment Entity, for a period of seven (7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(l) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•   Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(1) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

•   Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee; provided, however, the terms and provisions of the Subordination Agreement shall be given full force and effect.

•   The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(l) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2) Leasehold Mortgagee has the right to cure any Default by Tenant within 45 days following receipt of Default Notice (or, if the Default cannot be cured within such 45-day

H-4-30

Lease Provision	Summary
period, Leasehold Mortgagee has promptly initiated the cure and diligently and continuously pursues it to completion).

(3)   Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)   Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note for the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)   If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Term, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)   Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7) A Leasehold Mortgage shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment	Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

H-4-31

GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS
Ground Lease:	Ground Lease Agreement (the “Lease”) between The Carolinas Healthcare Foundation, Inc. and The Charlotte-Mecklenburg Hospital Authority (collectively, the “Landlord”) and HR of Carolinas, LLC (the “Tenant”), dated as of December 29, 2008
Defined terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease. This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	Morrocroft II — 4525 Cameron Valley Parkway, Charlotte, North Carolina

Expiration Date	December 31, 2083

Renewals	Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	• Tenant owns Improvements, subject to reversionary interest of Landlord.

• Air rights above the Improvements are reserved by Landlord.

Transfer of Leasehold Interest	• Transfers do not include:

(1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment Entity to any Person and by any Person; or

(6)   The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

H-4-32

Lease Provision	Summary

•   Except as a result of a Change of Ownership of Tenant’s corporate parent, and except to the extent of ownership interests in Tenant held by Investors or the Investment Entity, for a period of seven {7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(1) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•   Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(1) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

•   Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee; provided, however, the terms and provisions of the Subordination Agreement shall be given full force and effect.

•   The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(1) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2) Leasehold Mortgagee has the right to cure any Default by Tenant within 45 days following receipt of Default Notice (or, if the Default cannot be cured within such 45-day

H-4-33

Lease Provision	Summary
period, Leasehold Mortgagee has promptly initiated the cure and diligently and continuously pursues it to completion).

(3)   Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)   Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note for the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)   If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Term, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)   Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7) A Leasehold Mortgages shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment	Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

H-4-34

GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS
Ground Lease:	Ground Lease Agreement (the “Lease”) between The Charlotte-Mecklenburg Hospital Authority (the “Landlord”) and HR of Carolinas, LLC (the “Tenant”), dated as of December 29, 2008
Defined terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease. This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	704 Gold Hill Road, Fort Mill, South Carolina

Expiration Date	December 31, 2083

Renewals	Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	• Tenant owns Improvements, subject to reversionary interest of Landlord.

• Air rights above the Improvements are reserved by Landlord.

Transfer of Leasehold Interest	• Transfers do not include:

(1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the , Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment Entity to any Person and by any Person; or

(6)   The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

• Except as a result of a Change of Ownership of Tenant’s

H-4-35

Lease Provision	Summary

corporate parent, and except to the extent of ownership interests in Tenant held by Investors or the Investment Entity, for 3 period of seven (7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(1) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•   Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(1) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

• Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee.

•   The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(1) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2)   Leasehold Mortgagee has the right to cure any Default by Tenant within 45 days following receipt of Default Notice (or, if the Default cannot be cured within such 45-day period, Leasehold Mortgagee has promptly initiated the cure and diligently and continuously pursues it to

H-4-36

Lease Provision	Summary
completion).

(3)   Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)   Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note for the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)   If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Term, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)   Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7) A Leasehold Mortgage shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment
Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

H-4-37

GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS
Ground Lease:	Ground Lease Agreement (the “Lease”) between The Charlotte-Mecklenburg Hospital Authority (the “Landlord”) and HR of Carolinas, LLC (the “Tenant”), dated as of December 29, 2008
Defined terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease. This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	1628 East Morehead Street, Charlotte, North Carolina

Expiration Date	December 31, 2083

Renewals	Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	Tenant owns Improvements, subject to reversionary interest of Landlord.

Transfer of Leasehold Interest	• Transfers do not include:

(1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment Entity to any Person and by any Person; or

(6)   The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

• Except as a result of a Change of Ownership of Tenant’s corporate parent, and except to the extent of ownership.

H-4-38

Lease Provision	Summary

     interests in Tenant held by Investors or the Investment Entity, for a period of seven (7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(l) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•   Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(1) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

• Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee.

•   The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(1) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2)   Leasehold Mortgagee has the right to cure any Default by Tenant within 45 days following receipt of Default Notice (or, if the Default cannot be cured within such 45-day period, Leasehold Mortgagee has promptly initiated the cure and diligently and continuously pursues it to completion).

H-4-39

Lease Provision	Summary

(3)   Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)   Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note for the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)   If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Terra, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)   Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7) A Leasehold Mortgage shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment	Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

H-4-40

GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS

Ground Lease:	Ground Lease Agreement (the “Lease”) between Mercy Health Services, Inc. (the “Landlord”) and HR of Carolinas, LLC (the “Tenant”), dated as of December 29, 2008
Defined terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease. This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	Pineville Medical Plaza — 10650 Park Road, Pineville, North Carolina

Expiration Date	December 31, 2083

Renewals	Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	• Tenant owns Improvements, subject to reversionary interest of Landlord.

• Air rights above the Improvements are reserved by Landlord.

Transfer of Leasehold Interest	• Transfers do not include:

(1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment Entity to any Person and by any Person; or

(6)     The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

• Except as a result of a Change of Ownership of Tenant’s

H-4-41

Lease Provision	Summary

corporate parent, and except to the extent of ownership interests in Tenant held by Investors or the Investment Entity, for a period of seven (7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(l) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•     Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(l) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

• Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee.

•     The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(1) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2)     Leasehold Mortgagee has the right to cure any Default by Tenant within 45 days following receipt of Default Notice (or, if the Default cannot be cured within such 45-day period, Leasehold Mortgagee has promptly initiated the cure and diligently and continuously pursues it to

H-4-42

Lease Provision	Summary
completion).

(3)     Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)     Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note for the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)     If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Term, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)     Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7) A Leasehold Mortgage shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment	Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

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GROUND LEASE
SUMMARY OF CERTAIN PROVISIONS
Ground Lease:	Ground Lease Agreement. (the “Lease”) between The Charlotte-Mecklenburg Hospital Authority (the “Landlord”) and HR of Carolinas, LLC (the “Tenant”), dated as of December 29, 2008
Defined, terms used in this Summary and not otherwise defined shall have the meanings ascribed to them in the Lease; This Summary is not intended to describe all provisions of the Lease and is qualified in its entirety by reference to, and is subject in all respects to, the terms of the entire Lease.

Lease Provision	Summary
Premises	10545 Blair Road, Mint Hill, North Carolina

Expiration Date	December 31, 2083

Renewals	Two ten-year Extension Periods

Annual Fixed Rent	*

Renewal Fixed Rent	*

Additional Rent	*

Contingent Rent	*

Title to Improvements	Tenant owns Improvements, subject to reversionary interest of Landlord.

Transfer of Leasehold Interest	• Transfers do not include:

(1) Space Leases or subleases not otherwise prohibited;

(2) A Change in Ownership of Tenant or its Affiliate;

(3) The Transfer of an Interest, in whole or in part, to an Affiliate of Tenant;

(4) The conveyance of an ownership interest in Tenant to the Investment Entity pursuant to the Side Letter Agreement;

(5) A conveyance of any ownership interest in the Investment Entity to any Person and by any Person; or

(6)   The granting of a Leasehold Mortgage or any foreclosure or deed-in-lieu resulting therefrom or any conveyance to a purchaser at a foreclosure sale or deed-in-lieu thereof pursuant to a Leasehold Mortgage.

• Landlord’s consent is not required for an assignment to (i) an Affiliate of Tenant, (ii) a Qualified Person, or (iii) an Investment Entity.

• Landlord has a Right of First Offer on all Available Space for lease.

• Landlord has a Right of First Refusal on all Available Space for lease.

• Landlord has a Repurchase Right prior to the sale of any Interest by Tenant.

• Except as a result of a Change of Ownership of Tenant’s corporate parent, and except to the extent of ownership

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Lease Provision	Summary
interests in Tenant held by Investors or the Investment Entity, for a period of seven (7) years following the Lease Effective Date, neither Tenant nor any Affiliate of Tenant shall, within the boundaries of the county in which the Building is located, either:

(l) Own, construct, or develop any improvements located on any land owned or controlled by *; or

(2) Hold an equity interest in any property or development in which * also holds an equity interest.

Summary of Rights of Mortgagee
•   Any Leasehold Mortgagee must be either a qualified source meeting criteria acceptable to Landlord, including criteria relating to financial worth, stability, reputation and being a Qualified Person or an Institutional Lender.

• Insurance companies, public pension funds and retirement funds with a net worth of $50,000,000 or more are included in the definition of Institutional Lender.

• Tenant has the right to finance or refinance any debt secured by a Leasehold Mortgage so long as:

(l) the term of such financing does not extend beyond the Lease Expiration Date;

(2) the aggregate debt incurred in such financing does not exceed 90% of the appraised fair market value of Tenant’s Leasehold Estate;

(3) there is no mortgage balance at the end of the Lease Term; and

(4) such Leasehold Mortgage is subject to the terms of the Lease and subordinate to the rights of Landlord.

• Subject and subordinate to the Leasehold Mortgage, Tenant’s rights to all rent under the Space Leases are collaterally assigned to Landlord.

• Under no circumstances shall Landlord subordinate its interests in the Premises to the lien of any Leasehold Mortgagee.

•   The Leasehold Mortgage must expressly prohibit the Leasehold Mortgagee from naming Landlord as a party in any foreclosure or other action relating to the Leasehold Mortgage or seeking a judgment against Landlord based upon the Leasehold Mortgage or any related instrument or document.

• Landlord will permit a Leasehold Mortgage to include the following terms:

(1) Any notice, demand, election or other communication that would adversely affect the Leasehold Mortgage from Landlord to Tenant must be delivered simultaneously to Leasehold Mortgagee.

(2)   Leasehold Mortgagee has the right to cure any Default by Tenant within 4 5 days following receipt of Default Notice (or, if the Default cannot be cured within such 45-day period, Leasehold Mortgagee has promptly initiated the cure and diligently and continuously pursues it to completion).

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Lease Provision	Summary

(3)   Landlord cannot exercise its remedies against Tenant so long as Leasehold Mortgagee (i) commences foreclosure of its lien on Tenant’s Leasehold Estate within 70 days after Leasehold Mortgagee’s receipt of the Default Notice, (ii) completes such foreclosure with reasonable diligence, and (iii) pays upon demand all amounts owing under the Lease.

(4)   Alternatively, following an uncured event of Default by Tenant, Landlord may elect (i) to assume and agree to pay the outstanding balance owing under the loan documents as and when such balance becomes due and payable (together with any applicable penalty, premium, yield maintenance fee, assumption fee or other cost or expense), or (ii) to acquire from Leasehold Mortgagee the Leasehold Mortgage and Promissory Note for the unpaid balance thereof plus non-delinquent accrued interest (without late fees or charges for Default, but including any applicable prepayment penalty, premium or other charge, cost or expense).

(5)   If the Lease is terminated by Tenant in bankruptcy or following a Tenant Default, Landlord will, after request provided in accordance with the Lease, enter into a new lease for the Premises with the Leasehold Mortgagee for the remainder of the Lease Term, without warranty of possession or quiet enjoyment by Landlord, and subject to the payment of all amounts due under the Lease.

(6)   Foreclosure of a Leasehold Mortgage does not require Landlord consent, and upon such foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

(7) A Leasehold Mortgage shall not be deemed to constitute an assignment or Transfer by Tenant.

Attornment	Landlord will permit a Leasehold Mortgage to provide that, upon foreclosure, Landlord must recognize Leasehold Mortgagee or its designee as Tenant under the Lease, provided Leasehold Mortgagee assumes the Lease in writing and cures all Defaults.

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EX. H-5
INS. / CONDEMNATION
EXHIBIT H — 5
INSURANCE PROCEEDS AND CONDEMNATION AWARDS FOR
RESTORATION — CONDITIONS TO USE
     The terms of the applicable ground leases shall govern the application of insurance proceeds and condemnation awards (the “Proceeds”) payable with the respect to the Property during the Term, provided that, to the extent permitted by the applicable ground leases, the Loan Documents will permit Lender to apply Proceeds against the Loan subject to the following provisions to be included in the Loan Documents:
     (a) Notwithstanding the foregoing, after a casualty or a condemnation (a “Destruction Event”), Lender will make the Proceeds (less any costs incurred by Lender in collecting the Proceeds) available for restoration in accordance with the conditions for disbursements set forth in the Loan Documents, provided that the following conditions are met:
     (i) Borrower or the transferee under a permitted transfer, if any, continues to be Borrower at the time of the Destruction Event and at all times thereafter until the Proceeds have been fully disbursed;
     (ii) no default under the Loan Documents exists at the time of the Destruction Event and no event of default has occurred during the 12 months prior to the Destruction Event;
     (iii) all leases in effect immediately prior to the Destruction Event continue in full force and effect notwithstanding the Destruction Event, except as otherwise approved by Lender;
     (iv) if the Destruction Event is a condemnation, Borrower delivers to Lender evidence satisfactory to Lender that the Improvements can be restored to an economically and architecturally viable unit;
     (v) Borrower delivers to Lender evidence satisfactory to Lender that the Proceeds are sufficient to complete such restoration or if the Proceeds are insufficient to complete such restoration, Borrower first deposits with Lender funds (the “Additional Funds”) that when added to the Proceeds will be sufficient to complete such restoration;
     (vi) if the Destruction Event is a casualty, Borrower delivers to Lender evidence satisfactory to Lender that the insurer under each affected insurance policy has not denied liability under such policy as to Borrower or the insured under such policy;
     (vii) Lender is satisfied that the proceeds of any rent loss insurance in effect together with other available gross revenues from the Property are sufficient to pay debt service payments after paying taxes and assessments, insurance premiums, reasonable and customary

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operating expenses and capital expenditures until the restoration is complete;
     (viii) Lender is satisfied that the restoration will be completed on or before the date (the “Restoration Completion Date”) that is the earliest of: (A) 12 months prior to the expiration of the then-existing Term; (B) 12 months after the Destruction Event; (C) the earliest date required for completion of restoration under any lease affecting the Property; or (D) any date required by Law; and
     (ix) for the 12-month period immediately preceding the Destruction Event, the annual Debt Service Coverage was at least 1.15x and, at the time of the Destruction Event, is at least 1.15x, provided that, if the Net Operating Income does not provide such Debt Service Coverage, Borrower expressly authorizes and instructs Lender (at Lender’s sole discretion) to apply an amount from the Proceeds to reduction of the outstanding principal amount of the Loan in order to reduce the annual debt service payments sufficiently for such Debt Service Coverage to be achieved. The reduced debt service payments will be calculated using the Fixed Interest Rate and an amortization schedule that will achieve the same proportionate amortization of the reduced principal over the then-remaining Term as would have been achieved if the principal and the originally scheduled debt service payments had not been reduced. Borrower will execute any documentation that Lender deems reasonably necessary to evidence the reduced principal and debt service payments.
     (b) If the total Proceeds for any Destruction Event are $250, 000 or less and Lender elects or is obligated by Law or under the Loan Documents to make the Proceeds available for restoration, Lender will disburse to Borrower the entire amount received by Lender, and Borrower will commence restoration promptly after the Destruction Event and complete restoration not later than the Restoration Completion Date.
     (c) If the Proceeds for any Destruction Event exceed $250,000 and Lender elects or is obligated by Law or under the Loan Documents to make the Proceeds available for restoration, Lender will disburse the Proceeds and any required additional funds (the “Restoration Funds”) upon Borrower’s request as restoration progresses, generally in accordance with normal construction lending practices for disbursing funds for construction costs, provided that the following conditions are met:
     (i) Borrower commences restoration, promptly after the Destruction Event and completes restoration on or before the Restoration Completion Date;
     (ii) if Lender requests, Borrower delivers to Lender prior to commencing restoration, for Lender’s approval, plans and specifications and a detailed budget for the restoration;

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     (iii) Borrower delivers to Lender satisfactory evidence of the costs of the restoration incurred prior to the date of the request and such other documents as Lender may request, including mechanics’ lien waivers and title insurance endorsements;
     (iv) Borrower pays all costs of restoration whether or not the Restoration Funds are sufficient and, if at any time during the restoration, Lender determines that the undisbursed balance of the Restoration Funds is insufficient to complete restoration, Borrower deposits with Lender, as part of the Restoration Funds, an amount equal to the deficiency within 30 days after receiving notice of the deficiency from Lender; and
     (v) there is no default under the Loan Documents at the time Borrower requests funds or at the time Lender disburses funds.
     (d) If an event of default under the Loan Documents occurs at any time after the Destruction Event, then Lender will have no further obligation to make any remaining Proceeds available for restoration and may apply any remaining Proceeds as a credit against any portion of the Loan selected by Lender in its sole discretion.
     (e) Lender may elect at any time prior to or during the course of restoration to retain, at Borrower’s expense, an independent engineer or other environmental consultant to review the plans and specifications, to inspect restoration as it progresses and to provide reports. If any matter included in a report by the engineer or consultant is unsatisfactory to Lender, Lender may suspend disbursement of the Restoration Funds until the unsatisfactory matters contained in the report are resolved to Lender’s satisfaction.
     (f) If Borrower fails to commence and complete restoration in accordance with the terms of the Loan Documents, then in addition to any other remedies available to Lender, Lender may elect to restore the Improvements on Borrower’s behalf and reimburse itself out of the Restoration Funds for costs and expenses incurred by Lender in restoring the Improvements or Lender may apply the Restoration Funds as a credit against any portion of the Loan selected by Lender in its sole discretion.
     (g) Lender may commingle the Restoration Funds with its general assets and will not be liable to pay any interest or other return on the Restoration Funds unless otherwise required by Law. Lender will not hold any Restoration Funds in trust. Lender may elect to deposit the Restoration Funds with a depository satisfactory to Lender under a disbursement and security agreement satisfactory to Lender.
     (h) Borrower will pay all of Lender’s expenses incurred in connection with a Destruction Event or restoration. If Borrower fails to do so, then in addition to any other remedies available to Lender, Lender may from time to time reimburse itself out of the Restoration Funds.

H-5-3

     (i) If any excess Proceeds remain after restoration, Lender may elect, in its sole discretion, either to apply the excess as a credit against any portion of the Loan as selected by Lender in its sole discretion or to deliver the excess to Borrower.
     (j) No Prepayment Premium or Evasion of Prepayment Premium shall be due in connection with any prepayment of the Loan from Proceeds.

H-5-4

EX. H - 6
LIMIT. LIAB.
EXHIBIT H — 6
LIMITATION OF LIABILITY
     The Loan Documents will include the following provisions relating to the limitation of Borrower’s liability:
     (a) Notwithstanding any provision in the Loan Documents to the contrary, except as set forth in paragraphs (b) and (c) of this Exhibit H-6, if Lender seeks to enforce the collection of the Loan, Lender will foreclose its mortgage/deed of trust instead of instituting suit on the note or other instrument evidencing the Loan. If a lesser sum is realized from a foreclosure of the mortgage/deed of trust and the sale of the Property than the then-outstanding amount owed under the Loan, Lender will not institute any suit or proceeding against Borrower or Borrower’s general partners, if any, for or on account of the deficiency, except as set forth in paragraphs (b) and (c) of this Exhibit H-6.
     (b) The limitation of liability in paragraph (a) of this Exhibit H-6 will not affect or impair (i) the lien of the mortgage/deed of trust or Lender’s other rights and remedies under the Loan Documents, including Lender’s right as mortgagee or secured party to commence an action to foreclose any lien or security interest Lender has under the Loan Documents; (ii) the validity of the Loan Documents or the obligations evidenced thereby; (iii) Lender’s rights under any Loan Documents that are not expressly non-recourse; or (iv) Lender’s right to present and collect on any letter of credit or other credit enhancement document held by Lender in connection with the obligations evidenced by the Loan Documents.
     (c) The following are excluded and excepted from the limitation of liability in paragraph (a) of this Exhibit H-6 and Lender may recover personally against Guarantor and Borrower and its general partners, if any, for the following:
     (i) all losses suffered and liabilities and expenses incurred by Lender relating to any fraud, intentional misrepresentation or omission by Borrower or any of Borrower’s partners, members, officers, directors, shareholders or principals in connection with (A) the performance of any of the conditions to Lender making the Loan; (B) any inducements to Lender to make the Loan; (C) the execution and delivery of the Loan Documents; (D) any certificates, representations or warranties given in connection with the Loan; or (E) Borrower’s performance of the obligations evidenced by the Loan Documents;
     (ii) all rents derived from the Property after an event of default under the Loan Documents which event of default is a basis of a proceeding by Lender to enforce the collection of the Loan and all moneys that, on the date such event of default occurs, are on deposit in one or more accounts used by or on behalf of Borrower relating to the operation of the Property, except to the extent properly applied to payment of debt service payments, taxes and assessments, insurance

H-6-1

premiums and any reasonable and customary expenses incurred by Borrower in the operation, maintenance and leasing of the Property or delivered to Lender directly or pursuant to the Lock-Box Agreement;
     (iii) the cost of remediation of any Environmental Activity affecting the Property, any diminution in the value of the Property arising from any Environmental Activity affecting the Property and any other losses suffered and any other liabilities and expenses incurred by Lender arising from a default under the provisions of the mortgage/deed of trust substantially in the form of Exhibit H-6A, Part I (and as mutually agreed to by Lender and Borrower);
     (iv) all security deposits collected by Borrower or any of Borrower’s predecessors and not refunded to tenants in accordance with their respective leases, applied in accordance with the leases or Law or delivered to Lender, and all tenant letters of credit and advance rents collected by Borrower or any of Borrower’s predecessors and not applied in accordance with the leases or delivered to Lender directly or pursuant to the Lock-Box Agreement;
     (v) any fee paid upon the termination of a lease affecting the Property received by Borrower which is not paid to Lender (or an escrow agent selected by Lender) to the extent required under the terms and conditions of the Loan Documents;
     (vi) the replacement cost of any fixtures and personal property owned by Borrower and removed from the Property by Borrower after an event of default occurs;
     (vii) all losses suffered and liabilities and expenses incurred by Lender relating to any acts or omissions by Borrower that result in waste (including economic and non-physical waste) on the Property;
     (viii) all protective advances and other payments made by Lender pursuant to express provisions of the Loan Documents after the occurrence and during the continuance of a default thereunder to protect Lender’s security interest in the Property or to protect the assignment of the property effected by the Loan Documents;
     (ix) all mechanics’ or similar liens relating to work performed on or materials delivered to the Property prior to Lender’s exercising its remedies under the Loan Documents but only to the extent Lender had advanced funds to pay for the work or materials;
     (x) all Proceeds that are not applied in accordance with the Loan Documents;
     (xi) all losses suffered and liabilities and expenses incurred by Lender relating to the forfeiture or threatened forfeiture of the Property to a governmental authority;

H-6-2

     (xii) all losses suffered and liabilities and expenses incurred by Lender relating to any default by Borrower under any of the provisions of the mortgage/deed of trust relating to ERISA;
     (xiii) all losses suffered and liabilities and expenses incurred by Lender relating to any default under any of the provisions of the mortgage/deed of trust relating to anti-terrorism or money laundering;
     (xiv) all losses suffered and liabilities and expenses incurred by Lender relating to any default by Borrower under the provisions of the mortgage/deed of trust requiring Borrower to provide prior notice to Lender of any change in Borrower’s legal name, place of business or state of organization;
     (xv) all losses suffered and liabilities and expenses incurred by Lender relating to the failure to maintain, or to pay the premiums for, any insurance required to be maintained under the Loan Documents; and
     (xvi) all losses suffered and liabilities and reasonable expenses incurred by Lender in connection with any default by Borrower beyond any applicable grace and cure period under any ground leases affecting the Property (including any master ground leases, as applicable) under which Borrower is the tenant or any violation of any covenant contained in the mortgage/deed of trust substantially in the form set forth in Exhibit H-6A, Part II (and as mutually agreed to by Lender and Borrower) or in connection with a termination of any ground lease affecting the Property (but with respect to any default caused by the failure to pay rent under any such ground lease, only to the extent that there exists or existed sufficient funds from the operation of the Property for the payment thereof).
Notwithstanding the foregoing, the limitation of liability set forth in paragraph (a) of this Exhibit H-6 SHALL BECOME NULL AND VOID and shall be of no further force and effect and Lender may recover personally against Borrower and its general partners, if any, in the event of (i) a voluntary bankruptcy or insolvency proceeding of Borrower filed without the prior consent of Lender if such proceeding is not dismissed in accordance with the terms of the mortgage/deed of trust, (ii) an involuntary bankruptcy or insolvency proceeding of Borrower, in which Borrower, any of its principals, officers, general partners or members, or Guarantor colludes with creditors in such bankruptcy or insolvency proceeding if such proceeding is not dismissed in accordance with the terms of the mortgage/deed of trust, (iii) an event of default occurs under any of the covenants or requirements contained in the mortgage/deed of trust relating to maintenance and operation of Borrower as a Special Purpose Entity, or (iv) a transfer of the Property that is not permitted under the mortgage/deed of trust, including the prohibition on any transfer that results in a violation of ERISA, money-laundering laws or the Anti-Terrorism Laws.

H-6-3

     (d) Nothing under paragraph (a) of this Exhibit H-6 will be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code or under any other Law relating to bankruptcy or insolvency to file a claim for the full amount of the Loan or to require that all collateral will continue to secure all of the obligations evidenced by the Loan Documents in accordance therewith.

H-6-4

EX. H-6A
LIMIT. LIAB.
EXHIBIT H — 6A
MORTGAGE/DEED OF TRUST PROVISIONS
Part I:
Environmental Representations.
     Except as disclosed in the Environmental Report and to Borrower’s knowledge as of the date of this Deed of Trust:
     (i) no Environmental Activity has occurred or is occurring on the Property other than the use, storage, and disposal of Hazardous Materials which (A) are in the ordinary course of business consistent with the Permitted Use; (B) are in compliance with all Environmental Laws and (C) have not resulted in Material Environmental Contamination of the Property; and
     (ii) no Environmental Activity has occurred or is occurring on any property in the vicinity of the Property which has resulted in Material Environmental Contamination of the Property.
Environmental Covenants.
(a)	Borrower will not cause or knowingly permit any Material Environmental Contamination of the Property.

(b)	Borrower will not cause or knowingly permit any Environmental Activity to occur on the Property other than the use, storage and disposal of Hazardous Materials which (A) are in the ordinary course of business consistent with the Permitted Use; (B) are in compliance with all Environmental Laws; and (C) do not create a risk of Material Environmental Contamination of the Property.

(c)	Borrower will notify Lender immediately upon Borrower becoming aware of (i) any Material Environmental Contamination of the Property or (ii) any Environmental Activity with respect to the Property that is not in accordance with the preceding subsection (b). Borrower promptly will deliver to Lender copies of all documents delivered to or received by Borrower regarding the matters set forth in this subsection, including notices of Proceedings or investigations concerning any Material Environmental Contamination of the Property or Environmental Activity or concerning Borrower’s status as a potentially responsible party (as defined in the Environmental Laws). Borrower’s notification of Lender in accordance with the provisions of this subsection will not be deemed to excuse any default under the Loan Documents resulting from the violation of Environmental Laws or the Material Environmental Contamination of the Property or Environmental Activity that is the subject of the notice. If Borrower receives

H-6-5

notice of a suspected violation of Environmental Laws in the vicinity of the Property that poses a risk of Material Environmental Contamination of the Property, Borrower will give Lender notice and copies of any documents received relating to such suspected violation.

(d)	From time to time at Lender’s request, Borrower will deliver to Lender any information known and documents available to Borrower relating to the environmental condition of the Property.

(e)	Lender may perform or engage an independent consultant to perform an assessment of the environmental condition of the Property and of Borrower’s compliance with this Section on an annual basis, or at any other time for reasonable cause, or after an Event of Default. In connection with the assessment: (i) Lender or consultant may enter and inspect the Property and perform tests of the air, soil, ground water and building materials; (ii) Borrower will cooperate and use best efforts to cause tenants and other occupants of the Property to cooperate with Lender or consultant, subject to the terms of such tenants’ respective leases and applicable law; (iii) Borrower will receive a copy of any final report prepared after the assessment, to be delivered to Borrower not more than 10 days after Borrower requests a copy and executes Lender’s standard confidentiality and waiver of liability letter; (iv) Borrower will accept custody of and arrange for lawful disposal of any Hazardous Materials required to be disposed of as a result of the tests; (v) Lender will not have liability to Borrower with respect to the results of the assessment; and (vi) Lender will not be responsible for any damage to the Property resulting from the tests described in this subsection and Borrower will look solely to the consultant to reimburse Borrower for any such damage. The consultant’s assessment and reports will be at Borrower’s expense (i) if the reports disclose any material adverse change in the environmental condition of the Property from that disclosed in the Environmental Report; (ii) if Lender engaged the consultant when Lender had reasonable cause to believe Borrower was not in compliance with the terms of this Section and, after written notice from Lender, Borrower failed to provide promptly reasonable evidence that Borrower is in compliance; or (iii) if Lender engaged the consultant after the occurrence of an Event of Default.
If Lender has reasonable cause to believe that there is Environmental Activity at the Property, Lender may elect in its sole discretion to release from the lien of this Deed of Trust any portion of the Property affected by the Environmental Activity and Borrower will accept the release.

H-6-6

Part II:
Ground Lease Provisions. *
(a)	The Ground Lease is in full force and effect has not been amended and represents the entire agreement between Borrower and Ground Lessor and there are no defaults, events of default or events which with the passage of time or the giving of notice, would constitute a default or event of default under the Ground Lease.

(b)	Borrower will pay the Ground Rent as and when required under the Ground Lease and will perform all of Borrower’s obligations as ground lessee tinder the Ground Lease as and when required, under the Ground Lease.

(c)	Borrower will cause Ground Lessor to pay and perform all of Ground Lessor’s obligations under the Ground Lease as and when required under the Ground Lease, will not give any approval required or permitted under the Ground Lease without Lender’s prior approval and will not exercise any options under the Ground Lease without Lender’s prior approval.

(d)	Borrower will not amend ox waive any provisions of the Ground Lease; cancel or surrender the Ground Lease; or release or discharge Ground Lessor from any of the terms or obligations of the Ground Lease, without in each instance Lender’s prior approval which may be withheld in its sole discretion.

(e)	Borrower promptly will deliver to Lender copies of any notices of default or of termination that Borrower receives or delivers relating to the Ground Lease.

(f)	Without limiting Lender’s independent rights and remedies under Section 365(h) of the Bankruptcy Code:
(i)	Borrower will not elect to treat the Ground Lease as terminated under Subsection 365 (h) (1) of the Bankruptcy Code without Lender’s prior consent to be exercised in its sole discretion, any such election made without Lender’s prior consent is null and void;

(ii)	Without in any manner limiting the provisions of subparagraph (i) of this Section, the lien of this Deed of Trust will attach to all of

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Borrower’s rights and remedies at any time arising under or pursuant to Subsection 365(h) of the Bankruptcy Code, including all of Borrower’s rights to remain in possession of the Property and Lender may assert, or direct Borrower to assert, any of such rights and remedies.

(iii)	If, pursuant to Subsection 365(h) of the Bankruptcy Code, Borrower seeks to offset against Ground Rent the amount of any damages caused by Ground Lessor’s failure to perform any of its obligations under the Ground Lease after the Ground Lessor rejects the Ground Lease under the Bankruptcy Code, Borrower will, prior to effecting such offset, notify Lender of its intent to do so, setting forth the amount proposed to be so offset and the basis therefor. Lender will have the right to object to all or any part of such offset and, in the event of such objection, Borrower will not effect any offset of the amount so objected to by Lender. Neither Lender’s failure to object as aforesaid nor any objection or other communication between Lender and Borrower relating to such offset will constitute an approval of any such offset by Lender. Borrower will indemnify, defend and save Lender harmless from and against any and all claims, demands, actions, suits, proceedings, damages, losses, costs and expenses of every nature whatsoever (including attorneys’ fees) arising from or relating to any offset by Borrower against the rent reserved in the Ground Lease.

(iv)	Borrower unconditionally assigns, transfers and sets over to Lender all of Borrower’s claims and rights to the payment of damages arising from any rejection by Ground Lessor of the Ground Lease under the Bankruptcy Code. Lender will have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of the Ground Lease, including the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, application, notice and other documents, in any case in respect of Ground Lessor under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing

H-6-8

claims, rights and remedies, and will continue in effect until all of the indebtedness and obligations secured by this Deed of Trust will have been satisfied and discharged in full. Any amounts received by Lender as damages arising out of the rejection of the Ground Lease as aforesaid will be applied first to all costs and expenses of Lender (including attorneys’ fees) incurred in connection with the exercise of any of its rights or remedies under this subsection (iv) and then in accordance with subsection (iii) of this Section.

(v)	In any Proceeding under the Bankruptcy Code relating to the Ground Lease or the Property, Borrower will appear in the Proceeding and will protect Lender’s interests in the Property and under the Loan Documents with attorneys and other professionals retained by Borrower and approved by Lender. Lender may elect, in Lender’s sole discretion, to engage its own attorneys and other professionals at Borrower’s expense to appear in the Proceeding and to protect Lender’s interests in the Property and under the Loan Documents. Borrower will not commence any Proceeding, file any application or make any motion relating to the Ground Lease in any Proceeding in its sole discretion under the Bankruptcy Code without Lender’s prior consent.

(vi)	Borrower will give Lender prompt notice of any filing by or against Ground Lessor or Borrower of a Proceeding under the Bankruptcy Code. The notice will set forth any information available to Borrower about the proceeding, including the date of the filing, the court in which the Proceeding was filed, and the relief sought. Borrower also will deliver to Lender, promptly following Borrower’s receipt thereof, any notices, summonses, pleadings, applications and other documents received by Borrower in connection with the Proceeding.

(vii)	If a Proceeding under the Bankruptcy Code is commenced by or against Borrower and Borrower, as lessee under the Ground Lease, rejects the Ground Lease pursuant to Section 365(a) of the Bankruptcy Code without giving Lender not less than 10 Business Days’ prior notice of the date on which Borrower will apply to the bankruptcy court for authority to reject the Ground Lease.

H-6-9

Lender may, in its sole discretion, give Borrower notice within such 10-Business Day period stating that (a) Lender demands that Borrower assume the Ground Lease and assign it to Lender pursuant to Section 365 of the Bankruptcy Code and (b) Lender will cure or provide adequate assurance of prompt cure of all defaults and will provide adequate assurance of future performance under the Ground Lease. In that event, Borrower will not seek to reject the Ground Lease and will comply with the demand provided for in (a) above within 30 days after Lender’s notice was given provided Lender performs its obligations under (b) above.
Effective upon the entry of an order for relief in respect of Borrower under Chapter 7 of the Bankruptcy Code, Borrower hereby assigns and transfers to Lender a non-exclusive right to apply to the bankruptcy court under Subsection 365(d)(1) of the Bankruptcy Code for an order extending the period during which the Ground Lease may be rejected or assumed.

*	Note that for the properties commonly known as CMC Morrocroft I and CMC Morrocroft II, the parties agree and acknowledge that (i) the foregoing Ground Lease provisions shall be revised to apply to the Ground Subleases (defined below) (and all references to the fee owner or ground lessor therein shall be revised to reference the ground sublessor), and (ii) upon. Lender’s complete review of the Master Ground Lease (defined below) and the Ground Subleases (and all other documentation related thereto), Lender may include additional Borrower representations and warranties related to the Master Ground Lease as Lender deems reasonably necessary.
“Master Ground Lease” shall mean that certain Lease Agreement dated December 7, 1995, by and between The Carolinas Healthcare Foundation, Inc., a North Carolina nonprofit corporation (“CHF”), and The Charlotte-Mecklenburg Hospital Authority, a North Carolina body corporate and politic (“CMHA”), and all amendments thereto.
“Ground Subleases” shall mean those two certain Lease Agreements dated as of December 31, 2008, by and between CHF and CMHA and Borrower, and all amendments thereto, relating to the properties known as CMC Morrocroft I and CMC Morrocroft II, respectively.

H-6-10

EX. H-7
LOCK-BOX
EXHIBIT H — 7
LOCK-BOX REQUIREMENTS
     At Closing, Borrower will execute an agreement (the “Lock-Box Agreement”) satisfactory to Lender providing for the establishment of an account and sub-accounts (collectively, the “Deposit Account”). The Lock-Box Agreement will include the following provisions:
     (a) On the date of Closing, all revenues from the Property will thereafter be deposited directly into the Deposit Account and disbursed in accordance with the Lock-Box Agreement. The Lock-Box Agreement shall provide that upon a Trigger Event (defined herein), including Borrower’s failure to pay the Loan on or prior to the maturity date of the Loan, Lender will give the administrator of the Deposit Account notice and all funds shall be applied to Lender’s payment “waterfall” prior to any funds being disbursed to Borrower, provided that, while any event of default under the Loan Documents is continuing, Lender will retain the right to declare the Loan immediately due and payable and to exercise all other remedies under the Loan Documents.
     (b) The Deposit Account will be maintained in Lender’s name at a depository institution satisfactory to Lender.
     (c) Lender will have a first priority perfected security interest in the Deposit Account and in all cash and instruments on deposit therein and in any interest thereon or proceeds therefrom and Borrower will execute any documents Lender deems reasonably necessary to document and perfect such security interest.
     (d) Interest earned on the funds in the Deposit Account or any investments thereof will remain in the Deposit Account.
     (e) Borrower will pay the fees and expenses of the administrator of the Deposit Account.
     (f) As used herein, the term “Trigger Event” shall mean either (i) the occurrence of an event of default under the Loan Documents, (ii) a decline in the Debt Service Coverage for the Property below 1.25x, or (iii) if both (A) Applicant fails to maintain a long term debt rating of at least BBB- by Standard & Poor’s Credit Ratings Services, a division of The McGraw Hill Companies, Inc. and Baa by Moody’s Investors Service, Inc. and (B) the Debt Service Coverage for the Property falls below 1.40x.

H-7-1

EX. H-8
MULTI. PROP.
EXHIBIT H — 8
ALLOCATED LOAN AMOUNTS

Allocated
Property	Size (S. F.)	Loan Amount

Lender will allocate the Loan Amount among the properties comprising the Property based on the Appraisal obtained by Lender pursuant to this Agreement. Lender will notify Borrower of such allocations not less than 10 business days prior to Closing.

H-8-1

EX. H-9
RELEASE
EXHIBIT H — 9
RELEASE PROVISIONS — PARTIAL RELEASE
     During the Term, if Borrower proposes to sell a parcel (the “Release Parcel”) which is part of the Property to a bona fide third party purchaser, then Borrower will be permitted to obtain a release (a “Release”) of the Release Parcel subject to the following conditions and limitations:
I. CONDITIONS:
     (a) The Release is solely for the purpose of a transfer of the Release Parcel to an unaffiliated bona fide purchaser.
     (b) Not less than 90 days prior to the date of the Release, Borrower shall deliver to Lender (i) a notice setting forth (A) the date of the Release, (B) the name of the proposed transferee, and (C) any other information reasonably necessary for Lender to analyze the terms of the Release, and (ii) a non-refundable fee of $35,000 for such Release.
     (c) There shall be no event of default under the Loan Documents on either the notice date or the date of the Release.
     (d) Borrower shall pay all of Lender’s fees and expenses relating to the Release, including third party reports, title costs and outside counsel fees, if applicable.
     (e) Borrower shall deliver to Lender copies of the executed documents evidencing the transfer of the Release Parcel.
     (f) The loan to value ratio of the Property excluding the Release Parcel shall be less than the lesser of (i) 55% or (ii) the loan to value ratio of the Property including the Release Parcel immediately prior to the Release as determined by an appraisal satisfactory to Lender, paid for by Borrower and prepared by an appraiser appointed by Lender.
     (g) The Debt Service Coverage for the 12-month period following the Release based on projected Net Operating Income for the Property exclusive of the Release Parcel will be greater than the greater of (i) 1.58x or (ii) the Debt Service Coverage based on the Net Operating Income of the Property inclusive of the Release Parcel for the 12-month period prior to the Release.
     (h) Lender shall receive (i) 110% of the outstanding principal amount allocated to the Release Parcel (or if no allocation exists in the Loan Documents, an amount equal to 105% of the value of the Release Parcel as determined by an appraisal satisfactory to Lender and paid for by Borrower)(the “Release Amount”) to be applied to the outstanding principal balance of the Loan; (ii) accrued interest and all other sums due on the Loan allocated to the Release Parcel; and (iii) the Prepayment Premium (for purposes of determining such Prepayment Premium (A) the Prepayment Date Principal shall equal the principal amount being prepaid and (B) the Note

H-9-1

Payments shall be deemed to include each of (1) the scheduled debt service payments (determined as if the principal balance of the Loan was equal to the Release Amount) for the period from the date of the Release through the maturity date of the Loan and (2) the Release Amount); in connection with such payment, Lender will reset the monthly installments of principal and interest based upon the remaining term of the original amortization schedule.
     (i) Borrower shall satisfy such conditions as Lender may reasonably require to the Release, including providing any consents or approvals which may be necessary pursuant to Law or documents affecting the Release Parcel and confirming that the Property which remains encumbered by the mortgage/deed of trust complies with applicable Law and has direct access to streets and utilities, and Borrower shall deliver to Lender any other information, approvals and documents reasonably required by Lender relating to the Release.
     (j) Borrower and, if applicable, any Guarantor and Indemnitor, shall execute amendments to the Loan Documents to the extent necessary (as determined by and reasonably acceptable to Lender) and shall deliver to Lender such other documents, instruments, opinions and certificates as Lender shall deem necessary, in its reasonable discretion.
     (k) The Release shall not negatively affect the Property with regard to overall credit risk, tenant quality, geographic risk, lease expiration and similar matters, in each case as determined by Lender in its sole discretion. Lender will not release a property if (i) leases of more than 5% of the net rentable interior square footage of the Improvements (exclusive of the Release Parcel) would expire within 12 months following the date of Release or within 12 months before or after the maturity date of the Loan and (ii) leases of more than 5% of the net rentable interior square footage of the Improvements (exclusive of the Release Parcel) would expire during any 12-month period during the remainder of the then-existing Term.
II. DE MINIMIS RELEASE
     Notwithstanding the foregoing provisions of Section I of this Exhibit H-9 but subject to the limitations set forth in Section III of this Exhibit H-9, Borrower shall have the right to obtain a Release for any Release Parcel for any reason upon satisfaction of the following conditions (a “De Minimis Release”):
     (a) The principal amount of the Loan allocated to the Release Parcel at Closing shall not exceed $2,500,000 (and such allocation shall be based upon the balance of the loan amount at the time of such release),
     (b) Not less than 90 days prior to the date of the Release, Borrower shall deliver to Lender a notice setting forth (i) the date of the Release, (ii) the name of the proposed transferee, and (iii) any other information reasonably necessary for Lender to analyze the terms of the Release.

H-9-2

     (c) Lender shall receive (i) the Release Amount to be applied to the outstanding principal balance of the Loan, and (ii) accrued interest and all other sums due on the Loan allocated to the Release Parcel; in connection with such payment, Lender will reset the monthly installments of principal and interest based upon the remaining term of the original amortization schedule.
     (d) Borrower shall provide any consents or approvals which may be necessary pursuant to Law or documents affecting the Release Parcel and shall confirm that the Property which remains encumbered by the mortgage/deed of trust complies with applicable Law and has direct access to streets and utilities.
     (e) Borrower shall comply with the conditions set forth in paragraphs (b), (c), (d), (e) and (j) of Section I of this Exhibit H-9.
III. LIMITATIONS
     (a) No Release will be allowed during the first 12 months of the Term.
     (b) The aggregate number of Releases (exclusive of De Minimis Releases) allowed during the Term may not exceed three.
     (c) No Release (including a De Minimis Release) will be permitted which would cause the aggregate of the Release Amounts to exceed $30,000,000.
     (d) In any three month period, there shall be no more than one Release.
     (e) If a proposed Release does not comply with all of the applicable terms and conditions set forth above, or if an event of default exists under the Loan Documents, the Release will not be permitted.

H-9-3

EXHIBIT H — 10
SUBSTITUTION OF COLLATERAL
     During the Term, if Borrower proposes to sell a parcel (the “Substituted Parcel”) which is part of the Property to a bona fide third party purchaser, then as limited below, Borrower will be permitted to substitute (a “Substitution”) a property (the “Substitution New Parcel”) and obtain a release from Lender’s lien for the Substituted Parcel subject to the satisfaction of the following conditions and limitations, satisfaction to be determined by Lender in its reasonable discretion except as otherwise expressly stated:
I. CONDITIONS:
     (a) Lender shall receive not less than 90 days prior written notice of the Substitution, such notice to include (i) a full package of information concerning the Substitution New Parcel and (ii) the payment of a non-refundable fee of $60,000 for each Substitution.
     (b) Borrower shall pay, within 10 days of notice by Lender, a deposit for the costs of any appraisal, engineering or environmental reports required in connection with the Substitution in an amount reasonably determined by Lender.
     (c) There is no event of default under the Loan Documents on either the notice date or the date of the Substitution.
     (d) Borrower shall pay all of Lender’s fees and expenses relating to the Substitution, including third party reports, title costs and outside counsel fees, if applicable.
     (e) Prior to release of the Substituted Parcel, Lender shall receive evidence satisfactory to Lender that the Substituted Parcel is being sold to a bona fide third party purchaser.
     (f) Intentionally deleted;
     (g) The appraised value of the Substitution New Parcel shall be the greatest of the following values: (i) the actual appraised value of the Substituted Parcel or the appraised value allocated to the Substituted Parcel as part of a pool of properties, as selected by Lender in its sole and absolute discretion, in either case as determined at the time of Closing; (ii) the appraised value of the Substituted Parcel at the time of the Substitution (the appraised values described in (i) and (ii) to be determined by appraisals satisfactory to Lender, paid for by Borrower and prepared by an appraiser appointed by Lender); and (iii) the purchase price of the Substituted Parcel pursuant to an executed purchase and sale agreement with a bona fide third party purchaser.
     (h) The Debt Service Coverage for the Property for the 12-month period following the Substitution based on projected Net Operating Income for the Property exclusive of the Substituted Parcel but inclusive of the Substitution New Parcel shall not be less than the greater of (i) 1.58x or (ii) the Debt Service Coverage based on Net Operating Income for the Property

EX. H-10
SUBSTITUTION
inclusive of the Substituted Parcel for the 12-month period prior to the Substitution.
     (i) The Substitution New Parcel conforms in all respects to Lender’s underwriting standards and criteria as well as such other environmental, engineering, legal or title requirements, as Lender may determine in its sole discretion. In addition, the Substitution New Parcel will not negatively affect the Property with regard to overall credit risk, geographic risk, tenant quality, lease expiration and similar matters, as determined by Lender in its sole discretion. A Substitution will not be permitted if (A) leases of more than 5% of the net rentable square footage of the Improvements (exclusive of the Substituted Parcel but inclusive of the Substitution New Parcel) would expire within 12 months following the date of Substitution or within 12 months before or after the maturity date of the Loan or (ii) leases of more than 5% of the net rentable square footage of the Improvements (exclusive of the Substituted Parcel but inclusive of the Substitution New Parcel) would expire during any 12-month period during the remainder of the then-existing Term.
     (j) Borrower, and if applicable, Guarantor and Indemnitor, shall execute and deliver appropriate amendments to the Loan Documents satisfactory to Lender making the Substitution New Parcel part of the security for the Loan, Indemnitor shall execute an Environmental Indemnity with respect to the Substitution New Parcel and Lender shall receive such title assurances and endorsements to its existing policies confirming the priority of its lien on the Substitution New Parcel and extending the coverage of all insurance (including endorsements) offered under the existing policies to the Substitution New Parcel, consenting to the release of the Substituted Parcel, and otherwise confirming no adverse changes in title coverage or the amount thereof.
     (k) Borrower shall satisfy as to the Substitution in a timely fashion each of the Closing conditions set forth in this Agreement that would have been applicable if the Substitution New Parcel had been included in the original Property.
     (1) Borrower shall satisfy such conditions as Lender may reasonably require to the Substitution, including providing any consents or approvals which may be necessary pursuant to Law or documents affecting the Substituted Parcel and confirming that the Property which remains encumbered by the mortgage/deed of trust complies with applicable Law and has direct access to streets and utilities.
II. LIMITATIONS:
     (a) No Substitution will be allowed during the first 24 months of the Initial Term.
     (b) No more than three Substitutions will be allowed during the Term.

H-10-5

     (c) After giving effect to the proposed Substitution, the aggregate amount of the appraised value of the Substitution New Parcel and the appraised values of Substitution New Parcels in any prior Substitutions (measured as of the date of each such Substitution) shall not exceed $30,000,000.
     (d) In any three-month period, there shall be no more than one Substitution.
     (e) If a proposed Substitution does not comply with the terms and conditions set forth above, or if an event of default exists under the Loan Documents, the Substitution will not be permitted.

H-10-6